                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        Meridian Industrial Trust, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                               Anne C. Ravetti
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                      MERIDIAN INDUSTRIAL TRUST, INC.


                       NOTICE OF ANNUAL MEETING,
                    PROXY STATEMENT, AND PROXY CARD

                                FOR

                    ANNUAL MEETING OF STOCKHOLDERS

                            MAY 16, 1997

                         MERIDIAN INDUSTRIAL TRUST, INC.


 April 14, 1997


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Meridian Industrial Trust, Inc. (the "Company") to be held on May 16, 1997, at 8:30 a.m., local time, at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California. Enclosed are a notice to stockholders, a proxy statement describing the business to be transacted at the meeting, and a proxy card for use in voting at the meeting.

     At the annual meeting, you will be asked (i) to elect seven directors of the Company, (ii) to ratify the selection of Arthur Andersen LLP as the independent auditors for the Company for 1997, (iii) to approve an amendment to the Company's incentive stock plan, and (iv) to act on such other business as may properly come before the meeting or any adjournment thereof.

     We hope that you will be able to attend the annual meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, date, sign, and promptly return the enclosed proxy card. It is important that your shares be represented at the meeting.

Very truly yours,

/s/  ALLEN J. ANDERSON
-------------------------------------
Allen J. Anderson
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                 YOUR VOTE IS IMPORTANT
PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO WITHDRAW YOUR PROXY, YOU MAY VOTE IN PERSON, AND YOUR PROXY
                  WILL BE WITHDRAWN.

                         MERIDIAN INDUSTRIAL TRUST, INC.

                    NOTICE TO STOCKHOLDERS OF ANNUAL MEETING
                           TO BE HELD ON MAY 16, 1997

     PLEASE TAKE NOTICE that the 1997 annual meeting of stockholders (the "Annual Meeting") of Meridian Industrial Trust, Inc., a Maryland corporation (the "Company"), will be held on May 16, 1997, at 8:30 a.m., local time, at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California, to consider and vote on the following matters:

     1. Election of seven directors of the Company to serve until the next annual meeting of the Company's stockholders and until their respective successors are duly elected and qualify;
     2. Ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997;
     3. Approval of an amendment to the Company's Amended and Restated Employee and Director Incentive Stock Plan that would increase the number of shares of the Company's stock that may be subject to awards thereunder; and
     4. Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     These matters are fully discussed in the attached Proxy Statement. The Company's 1996 Annual Report accompanies this notice and the Proxy Statement.

     Only stockholders of record at the close of business on March 17, 1997, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum. Whether or not you plan to attend, please complete, date, sign, and return the enclosed proxy card.

     You may revoke your proxy at any time before the shares to which it relates are voted by filing with the Company a written revocation or a subsequently-dated proxy. If you are present at the Annual Meeting and vote in person, your proxy will not be exercised.

We look forward to seeing you at the Annual Meeting.

BY ORDER OF THE DIRECTORS,

/s/  ROBERT A. DOBBIN
------------------------------------
Robert A. Dobbin, SECRETARY

San Francisco, California
April 14, 1997

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY
            AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             TABLE OF CONTENTS
                                                                            PAGE

INFORMATION CONCERNING SOLICITATION AND VOTING . . . . . . . . . . . . . . . . 1
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Voting Rights and Outstanding Shares. . . . . . . . . . . . . . . . . . . 1
     Revocability of Proxies . . . . . . . . . . . . . . . . . . . . . . . . . 2

GENERAL COMPANY INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Board Committees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Board and Committee Meetings. . . . . . . . . . . . . . . . . . . . . . . 4
     Executive Officers. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Compensation of Directors . . . . . . . . . . . . . . . . . . . . . . . . 7
     Executive Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     Severance Agreements with Predecessor REITs' Executives . . . . . . . . .13
     Stockholdings of Principal Stockholders, Directors, and Management. . . .13

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS . . . . . . . . . . . . .15
     The USAA Option and Warrant . . . . . . . . . . . . . . . . . . . . . . .15
     The Hunt Consulting Agreement . . . . . . . . . . . . . . . . . . . . . .16
     Loans to Executive Officers . . . . . . . . . . . . . . . . . . . . . . .16
     Purchase of Residential Property. . . . . . . . . . . . . . . . . . . . .16

PROPOSAL ONE - ELECTION OF DIRECTORS . . . . . . . . . . . . . . . . . . . . .17
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     Nominees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

PROPOSAL TWO - RATIFICATION OF SELECTION OF INDEPENDENT
PUBLIC ACCOUNTANT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

PROPOSAL THREE - APPROVAL OF AN AMENDMENT TO THE COMPANY'S EMPLOYEE AND DIRECTOR
INCENTIVE STOCK PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

STOCKHOLDER PROPOSALS AND NOMINATIONS. . . . . . . . . . . . . . . . . . . . .27

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

1996 ANNUAL REPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

OTHER BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

ATTACHMENT A

                         MERIDIAN INDUSTRIAL TRUST, INC.
                                 PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy card (the "Proxy") is being solicited from the stockholders of Meridian Industrial Trust, Inc., a Maryland corporation, (the "Company") on behalf of the Company's board of directors (the "Board"). The Proxy will be used for the purposes set forth herein at the annual meeting of the Company's stockholders to be held at the Hyatt Regency Hotel, 5 Embarcadero Center, San Francisco, California, at 8:30 a.m., local time, on May 16, 1997, and at any postponements or adjournments thereof (the "Annual Meeting"). The Company's principal executive offices are located at 455 Market Street, 17th Floor, San Francisco, California 94105.

     The Company has mailed this Proxy Statement, the accompanying Notice to Stockholders of Annual Meeting, and the Proxy on or about April 14, 1997, to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only stockholders of record at the close of business on March 17, 1997, (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote 13,596,370 shares of the Company's common stock, par value $.001 per share ("Common Stock"), and 2,272,727 shares of the Company's Series B Convertible Preferred Stock, par value $.001 per share ("Series B Preferred Stock"). (These shares of Preferred and Common Stock are sometimes collectively referred to below as "Shares.")

     The presence at the Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Each outstanding Share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

     For each matter presented for approval, each stockholder is entitled to one vote for each Share held. If there are insufficient Shares present to constitute a quorum or insufficient affirmative votes to approve any matter presented for approval, the Annual Meeting may be postponed or adjourned one or more times to permit further solicitation of proxies. The Annual Meeting could be so postponed or adjourned without further notice to stockholders to a date that is up to 120 days from the Record Date.

     Shares represented by properly executed and returned Proxies that have not been revoked will be voted at the Annual Meeting in accordance with the instructions on those Proxies. If a properly executed and returned Proxy contains no instructions, it will be voted: (i) for the election as directors of the nominees specified on the Proxy; (ii) for the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1997;
(iii) for the approval of the proposed amendment to the Company's Amended and Restated Employee and Director Incentive Stock Plan (the "Stock Plan") increasing the number of shares of the Company's stock subject to awards thereunder, and (iv) in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting. The Company's directors do not know of any matter that will be presented for consideration at the Annual Meeting other than the proposals described in this Proxy Statement.

REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy pursuant to this solicitation has the power to revoke that Proxy at any time before the Shares to which it relates are voted either (i) by filing with the Company, at its principal executive offices, written notice of revocation or a duly executed Proxy bearing a later date, or
(ii) by attending the Annual Meeting, withdrawing the Proxy, and voting in person.

                          GENERAL COMPANY INFORMATION

MANAGEMENT

     The Board, which currently consists of the eight individuals listed below, directs the management of the Company's business and affairs. All the current directors other than Mr. Anderson are Independent Directors (I.E., are not officers, full-time employees, or members of the immediate family of officers or full-time employees).

     The Company's current directors (the "Directors") and executive officers and their respective positions are as follows:


                 Name                                 Position
                 ----                                 --------
DIRECTORS
Allen J. Anderson ....................  Chairman of the Board, Chief Executive
                                        Officer, and Director
C.E. Cornutt .........................  Director
T. Patrick Duncan ....................  Director
Peter O. Hanson ......................  Director
John S. Moody ........................  Director
James M. Pollak ......................  Director
Kenneth N. Stensby ...................  Director
Lee W. Wilson ........................  Director

                 Name                                 Position
                 ----                                 --------
OFFICERS
Allen J. Anderson ....................  Chief Executive Officer
Milton K. Reeder .....................  President and Chief Financial Officer
Dennis D. Higgs ......................  Executive Vice President
Gregory D. Skirving ..................  Senior Vice President
Peter B. Harmon ......................  Vice President - Asset Management
Timothy B. Keith .....................  Vice President - Portfolio Management
Jaime Suarez .........................  Vice President - Finance, Treasurer, and
                                        Controller
Celeste Woo ..........................  Vice President - Asset Management
Robert A. Dobbin .....................  General Counsel and Secretary

BOARD COMMITTEES

     As is discussed below, the Board has four standing committees: an Audit Committee, a Board Affairs Committee, a Compensation Committee, and an Investment Committee.

     AUDIT COMMITTEE. The Audit Committee makes recommendations concerning the annual appointment of the Company's public accountants and reviews the arrangements for and the scope of the audit conducted by those accountants. This committee (i) reviews the Company's accounting functions and operations,
(ii) considers the adequacy and effectiveness of the system of accounting controls, including any proposed corrective actions, (iii) reviews and monitors the Company's policies regarding business ethics and conflicts of interest, (iv) discusses with management and the independent accountants the Company's draft annual financial statements and key accounting and reporting matters, (v) reviews the Company's insurance program and makes recommendations to the Board concerning that program, and (vi) reviews the activities and recommendation of the Company's audit staff. The Audit Committee is composed entirely of Independent Directors. The Company's independent accountants have unrestricted access to the Audit Committee. The Audit Committee consists of Messrs. Hanson, Moody, and Wilson.

     BOARD AFFAIRS COMMITTEE. The Board Affairs Committee serves as a nominating committee for the full Board and reviews and makes recommendations to the Board regarding the composition of board committees. This committee also makes recommendations to the full Board on organization and succession matters and is responsible for evaluating the effectiveness of the Board, its committees, and individual board members. This committee proposes to the full Board a slate of directors for election at the Company's annual stockholders meeting and identifies and proposes to the full Board candidates to fill any Board vacancies. This committee also assesses and makes recommendations to the Board with respect to corporate governance matters. The Board Affairs Committee consists of Messrs. Cornutt, Pollak, and Duncan.

     COMPENSATION COMMITTEE. The Compensation Committee reviews and makes recommendations to the Board regarding the Company's employee and management compensation and benefit policies, including salaries and incentive, stock, and retirement plans. This committee also (i) reviews and approves the amount and form of compensation and benefits for the Company's Chief Executive Officer and other executive officers and (ii) administers the Stock Plan. The Compensation Committee consists of Messrs. Moody, Pollak, and Stensby.

     INVESTMENT COMMITTEE. The Investment Committee is responsible for reviewing, evaluating, and making recommendations to the full Board with respect to (i) growth strategies, (ii) proposed transactions involving the Company's acquisition or disposition of any material asset or material groups of assets, a financing or refinancing of any such assets, an unsecured financing, or an issuance of equity or debt securities, (iii) the financial implications of matters involving financial policies, plans, and procedures, and (iv) the financial implications of other proposed Company actions. In addition, this committee has authority to approve any capital transaction involving up to $25 million that is consistent with the Company's business plan and any other criteria established by the Board. The Investment Committee consists of Messrs. Anderson, Duncan, Hanson, and Stensby.

BOARD AND COMMITTEE MEETINGS

     During 1996, the Board held eleven meetings, the Board Affairs Committee held four meetings, the Audit Committee held one meeting, the Investment Committee held ten meetings, and the Compensation Committee held two meetings. Each Director except Mr. Moody attended at least 75% of the aggregate of (i) the 1996 Board meetings held during the period he was a Director and (ii) the 1996 meetings held by Board committees on which he served during the period he so served.

EXECUTIVE OFFICERS

     The business experience of each of the Company's executive officers is set forth below.

     ALLEN J. ANDERSON, age 45, has served as the Chairman of the Board and Chief Executive Officer of the Company since its formation in May 1995. From February 1994 until July 1995, Mr. Anderson served as Executive Vice
President of Hunt Realty Corporation, a private real estate investment corporation. Before joining Hunt Realty Corporation, Mr. Anderson was a partner and National Director of Institutional Investment Services for Arthur Andersen Real Estate Services Group from August 1992 until February 1994. In 1987, Mr. Anderson founded and served as President of Anderson Capital Advisors, a firm which represented investors in real estate transactions of all types. Prior to founding Anderson Capital Advisors, Mr. Anderson was President and Chief Executive Officer of Mercantile Realty Services, a subsidiary of a Texas bank holding company that was responsible for real estate held by the bank in a fiduciary capacity. Mr. Anderson graduated from the University of Wisconsin in 1973 with a B.A. degree in Real Estate Finance.

     MILTON K. REEDER, age 40, has served as the President of the Company since its formation in May 1995 and was appointed Chief Financial Officer in March 1996. From early 1991 to February 1996, Mr. Reeder served as President and Chief Executive Officer of each of Meridian Point Realty

Trust IV Co., Meridian Point Realty Trust VI Co., and Meridian Point Realty Trust VII Co. (collectively, the "Merged REITs") and Meridian Point Realty Trust '83 ("Trust '83" and, collectively with the Merged REITs, the "Predecessor REITs"). Since early 1991, Mr. Reeder has served as President and Chief Executive Officer of Sierra Capital Realty Trust '84 Co. ("Trust 84"). From early 1991 through December 1995, Mr. Reeder served as President and Chief Executive Officer of Meridian Point Realty Trust VIII Co. ("Trust VIII") (together with Trust '84 and the Predecessor REITs, the "Six REITs"). He also served as the Chief Financial Officer and Treasurer of the Six REITs from 1984 to 1991, Acting Chief Financial Officer of the Six REITs from July 1994 to January 1995, and Executive Vice President of the Six REITs from 1989 until 1991. From 1991 to 1993, Mr. Reeder was a director of Meridian Point Properties, Inc. ("MPP"), an employee leasing company that allowed the Six REITs to share employee costs. From 1981 to 1991, he held various offices with Sierra Capital Companies and its affiliates, the former managers of the Six REITs. Mr. Reeder was with the accounting firm of Deloitte Haskins & Sells (now Deloitte & Touche) as a tax specialist from 1979 to 1981. He is a certified public accountant. Mr. Reeder is a member of the Financial Executives Institute, the Urban Land Institute and the National Association of Real Estate Investment Trusts. He graduated from the School of Business Administration at the University of Michigan in 1979 with a Bachelor of Business Administration degree.

     DENNIS D. HIGGS, age 41, has served as Senior Vice President of the Company since February 1997 and served as Executive Vice President of the Company from its formation in May 1995 until February 1997. Mr. Higgs's responsibilities encompass the management of all real estate activities of the Company, including acquisitions, dispositions, development transactions, leasing, and asset and property management. From 1991 to 1995, Mr. Higgs was Senior Vice President of MPP. From 1986 to 1991, Mr. Higgs held various offices with Sierra Capital Companies and its affiliates, the former managers of the Six REITs. From 1983 to 1986, Mr. Higgs was a developer in Los Angeles, California, with Ratkovich, Bowers & Perez, a firm specializing in commercial, mixed use development projects. He has been active in real estate asset management, acquisition, development, and disposition for the past eighteen years. Mr. Higgs is a member of the Urban Land Institute and the National Association of Industrial and Office Parks and is a licensed real estate broker. He graduated from the University of Oregon in 1978 with a B.A. degree in Business Administration.

     GREGORY D. SKIRVING, age 50, has served as Senior Vice President of the Company since February 1997. His responsibilities in this position include the development and implementation of a marketing plan designed to attract large corporate clients for the Company. From 1990 through February 1997, Mr. Skirving was a Managing Director of the Trammel Crow Company, where he was responsible for sourcing and managing comprehensive real estate service agreements with major U.S. corporations. From 1982 to 1990, Mr. Skirving was Partner and Chief Operating Officer of Reynolds Properties, Inc., a development, leasing, and property management company based in Denver, Colorado. Before 1982, he was engaged in real estate brokerage with Iliff Thorn & Co., a regional real estate brokerage company headquartered in Phoenix, Arizona, and with LaSalle Partners in Denver. Mr. Skirving graduated from Arizona State University in 1973 with a B.S. degree in Economics.

     PETER B. HARMON, age 36, has served as Vice President - Asset Management of the Company since February 1996. For approximately one-half of the Company's portfolio, Mr. Harmon is responsible for oversight of property management duties performed by the Company's regional operators, leasing, supervision of national management programs, risk management, and tenant relations. Mr. Harmon has been active in commercial real estate for over thirteen years, approximately three years with Kemper Real Estate Management Company (July 1992 to January 1996) and ten years with Jaymont Properties (June 1982 to June 1992). Mr. Harmon attended the University of North Dakota and is a member of the National Association of Industrial and Office Parks.

     CELESTE K. WOO, age 40, has served as Vice President - Asset Management of the Company since March 1996. For approximately one-half of the Company's portfolio, Ms. Woo is responsible for oversight of property management duties performed by the Company's regional operators, leasing, supervision of national management programs, risk management and tenant relations. From 1991 until February 1996, Ms. Woo served as Assistant Vice President of MPP. From 1984 to 1991, Ms. Woo was Assistant Vice President with Sierra Capital Companies, the former manager of the Six REITs. Ms. Woo has been involved with commercial real estate for 12 years, is a CPM candidate, and is a member of the Institute of Real Estate Management. Ms. Woo graduated from the California College of Arts with a Bachelor of Fine Arts degree in Environmental Design in 1976.

     TIMOTHY B. KEITH, age 31, has been employed by the Company since February 1996 and has served as Vice President - Portfolio Management since April 1996. From July 1994 until February 1996, Mr. Keith served as Investment Manager of Hunt Realty Corporation, a private real estate investment corporation. From 1989 to 1994, Mr. Keith was a Real Estate Consultant with the Arthur Andersen Real Estate Services Group and the Arthur Andersen Real Estate Valuation Services Group in Dallas and New York City. From 1988 to 1989, Mr. Keith served a Director of Marketing Research for Iliff, Thorn, & Co., a regional real estate brokerage company headquartered in Phoenix, Arizona. From 1987 to 1988, Mr. Keith was an associate with Estes Development Co., Commercial Division, a community shopping center development company. Mr. Keith graduated from Westmont College in 1987 with a B.A. degree in Economics and Business.

     JAIME SUAREZ, age 39, has served as Vice President - Finance of the Company since February 1997 and as Controller and Treasurer of the Company since its formation in May 1995. From August 1994 until February 1995, he served as Finance Manager of MPP. From 1991 through July 1994, Mr. Suarez was a consultant to MPP, Pacific Gas and Electric, and Pacific Telesis Group, and, from 1984 to 1991, he was Controller of PacTel Properties, a subsidiary of Pacific Telesis Group. He served as a Financial Analyst with Crocker National Bank from 1982 to 1983 and was with the public accounting firm of Ernst & Whinney (now Ernst & Young) as an advanced staff accountant from 1980 to 1981. He is a certified public accountant. Mr. Suarez graduated from the University of San Francisco with a B.S. degree in 1979 and with a Masters in Business Administration in 1991.

     ROBERT A. DOBBIN, age 50, has served as General Counsel and Secretary of the Company since May 1995. He served as Secretary of the Six REITs from 1984 until February 1996 and as Vice President of the Six REITs and Vice President and Secretary of MPP from 1991 until February 1996. From 1984 to 1991, he held various positions with Sierra Capital Companies and its affiliates, the former managers of the Six REITs. Mr. Dobbin is an attorney and before 1984 was engaged in the practice of law in both the private and public sectors. He served as an officer in the U.S. Marine Corps from 1968 to 1972, graduated from Dartmouth College with a B.A. degree in 1967, from Willamette University with a J.D. degree in 1975, and from Georgetown University with a LL.M. degree in taxation in 1978.

COMPENSATION OF DIRECTORS

     Each Independent Director receives an annual retainer of $18,000, a $1,000 fee for each Board meeting attended, a $500 fee for each committee meeting attended ($1,000 if the committee meeting is not held in conjunction with a Board meeting), $1,000 for each day spent in engaging in site visits or attending to other Company business at the request of management, and reimbursement of expenses incurred in attending those meetings and engaging in those activities. Independent Directors are entitled to elect to receive all or any portion of their annual retainer in shares of the Company's Common Stock. In the alternative, they may choose to receive their annual retainer exclusively in cash. Mr. Anderson, who is both a director and an officer of the Company, receives no director fees. Each Independent Director has received an initial one-time grant of a non-statutory option to purchase 5,000 shares of Common Stock and receives periodic grants of additional non-statutory options. See "The Stock Plan."

EXECUTIVE COMPENSATION

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

     The Company's primary objectives in determining executive officer compensation are (i) to enable the Company to attract and retain quality executives by providing compensation packages that are competitive with opportunities available to Company executives in the marketplace and (ii) to align those executives' incentives with stockholder interests. In establishing its executive compensation program, the Board retained an independent compensation consultant familiar with the real estate investment trust ("REIT") industry. Among other things, that consultant advised the Board as to (i) compensation structures that would assist the Board in achieving its goals, (ii) ranges of executive officer base salaries and total annual cash compensation in place at comparable REITs, and (iii) comparisons between stock option arrangements being considered for the Company and stock option arrangements in place elsewhere in the REIT industry.

     To achieve its goals, the Board has designed the Company's executive compensation program to include the following:

          (a) Base salaries at or below the midpoint of base salary ranges for similar positions at comparable REITs,

          (b) Annual cash incentive opportunities that (i) together with base salaries, will produce levels of total annual cash compensation that are at the median of industry ranges of total annual cash compensation if target performance levels are met and at the upper quartile of those ranges if maximum performance levels are met, and (ii) will compensate executives for achieving goals that have been designed to enhance long-term stockholder value, and

          (c) Long-term incentives that relate directly to the enhancement of stockholder value.

BASE SALARIES

     With input from its independent consultant, the Board considered a base salary structure that takes into account competitive practices of (i) other industrial REITs and (ii) REITs with market capitalizations similar to that of the Company. This salary structure includes ranges of base salaries for Company executive officer positions. Base salaries for Company executive officers have generally been set at or below the midpoint of those ranges.

ANNUAL INCENTIVES

     The Company's annual cash incentive awards program contains three elements. The first of these elements consists of awards based on the Company's corporate performance. This portion of the program relies on two benchmarks: (i) the level of the Company's Funds from Operations in comparison to levels targeted by the Board, and (ii) the Company's total return to stockholders in comparison to total returns for 110 equity REITs as set forth in the Wilshire REIT Index. The second of these elements consists of awards based on the level and quality of the Company's real estate acquisitions. The third consists of awards based on the Board's discretionary assessment of individual executive officers. The weighting given to these three elements varies among the officers depending on their responsibilities.

LONG-TERM INCENTIVES

     The Company's long-term incentive program has been designed to provide executive officers with long-term incentives that are aligned with the benefits to be derived by stockholders from long-term increases in share
value.   This program contains two elements: options issued under the Stock
Plan ("Stock Plan Options") and options issued to executive officers before the Company's February 1996 merger with three other real estate investment trusts (the "Merger") (those options are referred to below as the "Pre-Merger Options").

     STOCK PLAN OPTIONS. The Company's Compensation Committee administers the Stock Plan. The exercise price for each option granted under the Stock Plan may not be less than the fair market value of the Company shares covered by that option on the date of the option grant.

Option terms cannot exceed ten years, and options vest pursuant to standards established by the Compensation Committee. The Stock Plan permits the issuance of both incentive stock options and non-statutory options. See "Executive Compensation: Option Grants in Last Fiscal Year" and "Proposal
Three: Approval of an Amendment to the Company's Employee and Director Incentive Stock Plan."

     PRE-MERGER OPTIONS. The Pre-Merger Options were non-statutory options that were granted outside the Stock Plan and provided for an exercise price of $12 per share. All these options were exercised in February and March 1996. In exercising their Pre-Merger Options, all but one of the officers made use of financing that had been made available with assistance from the Company. See "Executive Compensation: Option Grants in Last Fiscal Year" and "Proposal Three: Approval of an Amendment to the Company's Employee and Director Incentive Stock Plan."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Anderson's 1996 compensation package consisted of salary of $214,482, a cash bonus of $162,500, a housing allowance of $32,500, 100,000
Pre-Merger Options (which he exercised for a total purchase price that on the date of exercise was $12,000 less than the value of the shares purchased), 280,000 Stock Plan Options, and a $500 matching contribution to his account under the Company's 401(k) plan.

     The Board established Mr. Anderson's annual salary at $250,000, a level that consistent with the principles discussed above, is below the midpoint of the salary range for comparable positions in the REIT industry as determined by the Company's independent compensation consultant. The amount of Mr. Anderson's cash bonus was based on (i) the Company's 1996 performance relative to (a) total 1996 REIT stockholder returns as set forth in the Wilshire REIT Index and (b) targeted levels of Company Funds from Operations for 1996, and (ii) the successful completion of the Merger, the success of the Company's capital-raising efforts, and the overall success of the Company and its share price development. The amount of the housing allowance was determined by reference to the differential in housing prices between San Francisco and Dallas and was designed to permit re-location on a cost-neutral basis The amounts of Mr. Anderson's Pre-Merger and Stock Plan Option awards were based on the consultant's recommendations.

                                 Compensation Committee
                                      John S. Moody
                                     James M. Pollak
                                   Kenneth N. Stensby

COMPENSATION COMMITTEE INTERLOCKS

     During 1996, the Compensation Committee was composed of Messrs. Moody, Pollak, and Stensby. No member of that committee is or was formerly an officer of the Company or any of its subsidiaries.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned by the Company's chief executive officer and its four other most highly compensated executive officers (collectively, the "Named Executive Officers") during 1996.


                                                                                          LONG-TERM
                                                       ANNUAL COMPENSATION               COMPENSATION
                                          -------------------------------------------    ------------
                                                                                           SECURITIES          ALL
                                                                         OTHER ANNUAL      UNDERLYING         OTHER
NAME AND PRINCIPAL                              SALARY         BONUS     COMPENSATION        OPTIONS       COMPENSATION
    POSITION                         YEAR        ($)            ($)          ($)              (#)              ($)
--------------------------           ----     ---------     ---------    ------------     -----------     ------------
Allen J. Anderson                    1996      $214,482      $162,500      $44,500 (3)      380,000          $500 (4)
  Chief Executive Officer (1)(2)
Milton K. Reeder                     1996      $161,738      $ 61,750      $ 2,400 (5)      168,000            --
  President and Chief Financial
  Officer
Dennis D. Higgs
  Executive Vice President           1996      $114,919      $169,625      $ 5,400 (5)      144,000            --
Robert A. Dobbin
  General Counsel and Secretary      1996      $100,631      $40,000       $ 5,775 (5)       51,000            --
Timothy B. Keith                     1996      $ 77,356      $46,600       $ 1,800 (5)       50,000            --
  Vice President (2)


(1) See "Certain Relationships and Related Party Transactions: Purchase of Residence" for a discussion of the Company's purchase of Mr. Anderson's former residence in Dallas, Texas.

(2) Effective June 1, 1995, the Company and Hunt Realty Corporation ("HRC") entered into a consulting agreement under which the Company agreed to reimburse HRC for the services of Mr. Anderson and two other employees through the effective date of the Merger. $24,839 of the amount paid by the Company under this agreement was attributable to services rendered by Mr. Anderson in 1996, and $7,524 of that amount was attributable to services rendered by Mr. Keith in 1996. See "Certain Relationships and Related Party
Transactions: The Hunt Consulting Agreement."

(3) $12,000 of this amount represents the excess of (i) the value of the shares purchased by Mr. Anderson on the exercise of his Pre-Merger Options over (ii) the amount that he paid for those shares. The balance of this amount, $32,500, represents the amount of the housing allowance paid to Mr. Anderson in the last fiscal year to compensate him for increased housing costs associated with his move to the San Francisco area; the Company has agreed to maintain this allowance for so long as the Company's principal executive offices are located in that area.

(4) Represents the Company's annual matching contribution to Mr. Anderson's account under the Company's 401(k) plan. The Company made matching contributions (up to a maximum of $500) on behalf of all employees who participated in that plan during 1996.

(5) These amounts represent the excess of (i) the value of the shares purchased by each of these individuals on the exercise of his Pre-Merger Options over (ii) the amount that he paid for those shares.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information for the Named Executive Officers relating to stock options granted during 1996.

                                                                                           POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED ANNUAL
                                                                                            RATES OF STOCK PRICE
                             INDIVIDUAL GRANTS (1)                                      APPRECIATION FOR OPTION TERM
-----------------------------------------------------------------------------------     ----------------------------
                         NUMBER OF        PERCENT OF
                         SECURITIES     TOTAL OPTIONS
                         UNDERLYING       GRANTED TO       EXERCISE
                          OPTIONS        EMPLOYEES IN       PRICE       EXPIRATION
     NAME                 GRANTED (#)    FISCAL YEAR        ($/SH)         DATE             5% ($)         10% ($)
----------------------  -------------   --------------    ----------    -----------      -----------     -----------
Allen Anderson
  Pre-Merger Options       100,000          11.8%           $12.00       2/28/96
  Stock Plan Options       280,000          33.1%           $15.125      2/23/06          $2,663,369      $6,749,499
Milton K. Reeder
 Pre-Merger Options         20,000           2.4%           $12.00       2/28/96
 Stock Plan Options        148,000          17.5%           $15.125      2/23/06          $1,407,781      $3,567,592
Dennis D. Higgs
 Pre-Merger Options         45,000           5.3%           $12.00       2/28/96
 Stock Plan Options         99,000          11.7%           $15.125      2/23/06          $  941,691      $2,386,430
Robert A. Dobbin
 Pre-Merger Options          1,400           0.2%           $12.00       3/31/96
 Stock Plan Options         51,000           6.0%           $15.125      2/23/06          $  485,114      $1,229,373
Timothy B. Keith
 Pre-Merger Options         15,000           1.8%           $12.00       2/28/96
 Stock Plan Options         35,000           4.1%           $15.125      2/23/06          $  332,921      $  843,687


(1) The Company awarded the Pre-Merger Options to executive officers on January 26, 1996. Under the option agreements, the option holders could purchase shares of Common Stock for $12 per share at any time until the earlier of the date that was five days after the closing of the Merger or March 31, 1996. All the officers but Mr. Dobbin purchased their shares in February 1996; Mr. Dobbin's option was extended until March 31, 1996, and he purchased his shares for cash in March 1996. All the other option holders (i) paid $2 per share of their purchase prices in the form of promissory notes that have since been paid in full (see "Certain Relationships and Related Party Transactions: Loans to Executive Officers") and (ii) signed individual promissory notes evidencing their obligations to repay bank loans obtained to finance the $10 per share balance. The bank financing arrangements provide that in the event of a default under a promissory note (including a payment default, the death of an officer, a merger of the Company in which the Company is not the surviving entity, the termination of the officer's employment by the Company, the failure of the Common Stock to be listed on the New York Stock Exchange, and certain other events), the lender can require the Company to repurchase the note, together with any interest accrued thereon, pursuant to a note purchase agreement between the Company and the lender. In connection with this repurchase obligation, the Company has deposited $1.9 million in an account with the lender and granted the lender a security interest in that account. If an option holder's note is purchased by the Company, pursuant to a stock purchase agreement entered into between the Company and these individuals, the option holder has agreed to sell to the Company, and the Company has agreed to purchase, the option holder's shares at a price of $10 per share to satisfy that individual's obligations under the note; any officer who sells his shares to the Company under this arrangement would forfeit his original $2 per share investment in those shares. The Pre-Merger Options were not issued under the Stock Plan and thus were not charged against the shares reserved for issuance under that plan.

     In February 1996, the Company granted Stock Plan Options to the Named Executive Officers as indicated in this table. Stock Plan Options consist of both incentive stock options and non-statutory stock options. The exercise price of these options is $15.125 per share (I.E., the closing price on the first trading day on which Common Stock was quoted on the New York Exchange). All the options will have a ten-year term unless they terminate earlier in accordance with the provisions of the Stock Plan. Some of the options vest in increments over a five-year period beginning with the grant date. These options will become fully-vested in the event of (i) the death or disability of the executive or (ii) a termination of employment that is either (a) initiated by the Company without "cause" or (ii) initiated by the executive for "good reason" (in each case as defined in the stock option agreement). The balance of the options will vest if the Company achieves a long-term performance goal based on the level of return to its stockholders, an event that could occur at the earliest on the third anniversary of the options' issuance; however, if the officer is still employed by the Company after five years, these options will vest even if that performance goal has not been achieved.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the Named Executive Officers relating to (i) their exercise of stock options in 1996 and (ii) the valuation of unexercised stock options held by them.

                                SHARES            VALUE            NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                              ACQUIRED ON       REALIZED          UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                               EXERCISE                         OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END
                                 (#)               ($)               (#)                                ($)
                              -----------       ---------       -----------  -------------    ------------ -------------
NAME                                                            EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----------------              -----------       ---------       -----------  -------------    ------------ -------------
Allen Anderson                 100,000           $12,000            --          280,000          $ --        $1,645,000
Milton K. Reeder                20,000           $ 2,400            --          148,000            --        $  869,500
Dennis D. Higgs                 45,000           $ 5,400            --           99,000            --        $  581,625
Robert A. Dobbin                 1,400           $ 5,775            --           51,000            --        $  299,625
Timothy B. Keith                15,000           $ 1,800            --           35,000            --        $  205,625


PERFORMANCE GRAPH

     The following graph and table compare the cumulative total shareholder returns on Common Stock for the period from February 23, 1996, through December 31, 1996, with the cumulative total returns for the same period under the Standard & Poor's 500 Stock Index and the NAREIT Equity REIT Total Return Index maintained by the National Association of Real Estate Investment Trusts, Inc. Total return values for Common Stock and for those two indexes represent cumulative total returns assuming (i) the investment of $100 in Common Stock and in the securities covered by those indexes on February 23, 1996 and (ii) the reinvestment of dividends. Company dividends paid in January 1997 for the fourth quarter of 1996 are not included in the calculations. The shareholder returns on Common Stock shown in the following graph and table are not necessarily indicative of future performance.

                                    [GRAPH]


                              2/96     3/96     4/96     5/96     6/96    7/96     8/96     9/96     10/96    11/96    12/96
                            -------  -------  -------  -------  ------   ------   ------   -------  ------   ------
Meridian Industrial Trust   $100.00  $104.84  $104.81  $108.86  $119.42  $118.05  $116.40  $115.58  $117.46  $125.02  $140.96
S&P 500                     $100.00  $100.96  $102.45  $105.49  $105.49  $100.83  $102.96  $108.75  $111.73  $120.21  $117.85
NAREIT Equity REIT          $100.00  $99.45   $99.96   $102.54  $103.88  $104.66  $108.78  $110.68  $113.96  $119.15  $131.54


SEVERANCE AGREEMENTS WITH PREDECESSOR REITS' EXECUTIVES

     Effective May 31, 1995, the Predecessor REITs and the Company entered into severance agreements with six members of those companies' senior management (the "REIT Executives"). The severance agreements provided that if a REIT Executive's employment with those companies were to be terminated "without cause" (as defined under the severance agreements), that executive would be entitled to specified severance benefits. The employment of three REIT Executives was so terminated. In accordance with the Severance Agreements, the Company paid to those three individuals $249,346, an amount that represents the Merged REITs' share of the severance payments owing to those individuals.

STOCKHOLDINGS OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND MANAGEMENT

     The following table sets forth information as of April 1, 1997, regarding the beneficial ownership of shares of Common Stock by (i) each person that owns more than 5% of such shares, (ii) each Director, (iii) each Named Executive Officer, and (iv) all Directors and executive officers as a group. This table is based on assumptions that are set forth in its footnotes.

                                            NUMBER OF SHARES         PERCENT
       NAME (1)                            BENEFICIALLY OWNED (2)   OF CLASS (2)
---------------------------                ----------------------  -------------
Ameritech Pension Trust (3)                       1,623,376            10.67%
USAA Real Estate Company (4)                      1,148,430             8.45%
Cohen & Steers Capital Management, Inc. (5)       1,040,400             7.65%
Hunt Acquisitions Partners, Ltd. (6)              1,027,581             7.56%
Morgan Stanley Group Inc. (7)                       988,736             7.27%
OTR - Nominee for The State Teachers
Retirement Board of Ohio (8)                        949,351             6.53%
Heitman/PRA Securities Advisors, Inc. (9)           728,900             5.36%
Allen J. Anderson (10) (11)                         153,367             1.12%
C.E. Cornutt (10)                                    19,629              (12)
Robert A. Dobbin (10) (11)                           10,155              (12)
T. Patrick Duncan (10)                                9,529              (12)
Peter O. Hanson (10)                                 15,487              (12)
Dennis D. Higgs (10) (11)                            64,505              (12)
Timothy B. Keith (10) (11)                           21,172              (12)
John S. Moody (10)                                   13,129              (12)
James M. Pollak (10)(13)                              9,144              (12)
Milton K. Reeder (10) (11)                           46,911              (12)
Kenneth N. Stensby (10)                               8,672              (12)
Lee W. Wilson (10)                                   11,814              (12)
All the directors and executive
officers as a group (16 persons)                    400,941             2.91%

(1) Unless otherwise indicated in these footnotes, the persons and entities listed in this table have sole voting and investment power over shares attributable to them, subject to community property laws where applicable.

(2) Assumes that the person, entity, or group in question has purchased or otherwise acquired all the shares of Common Stock that he or it is entitled to purchase by May 31, 1997 and that no other person or entity purchases or otherwise acquires any shares. For example, the entries for Ameritech Pension Trust and OTR - Nominee for The State Teachers Retirement Board of Ohio assume that those stockholders convert all their shares of Series B Preferred Stock into shares of Common Stock on a one-share-for-one-share basis (the initial conversion rate).

(3) The address of Ameritech Pension Trust is 225 West Randolf Street, HQ13A, Chicago, Illinois 60605.

(4) The address of USAA Real Estate Company is 8000 Robert F. McDermott Freeway, Suite 600, San Antonio, Texas 78230.

(5) The address of Cohen & Steers Capital Management, Inc. is 757 Third Avenue, New York, New York 10017.

(6) The address of Hunt Acquisitions Partners, Ltd. is Fountain Place, 20th Floor, 1445 Ross at Field, Dallas, Texas 75202. Ray L. Hunt and RLH Investments, Inc. also reported beneficial ownership of the same shares. Their address is the same as that of Hunt Acquisitions Partners, Ltd.

(7) The address of Morgan Stanley Group Inc. is 1585 Broadway, New York, New York 10036. Morgan Stanley Asset Management Inc. has reported beneficial ownership of 818,236 of the same shares. Morgan Stanley Asset Management Inc.'s address is 1221 Avenue of the Americas, New York, New York 10020.

(8) The address of OTR - Nominee for The State Teachers Retirement Board of Ohio is 275 East Broad Street, Columbus, Ohio 43215.

(9) The address of Heitman/PRA Securities Advisors, Inc. is 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601.

(10) Excludes shares that these directors and officers may purchase in the future under options granted under the Stock Plan other than any such shares included pursuant to note 2. See "Proposal Three: Approval of an Amendment to The Employee and Director Incentive Stock Plan."

(11) Includes shares purchased pursuant to the exercise of Pre-Merger Options (see "Executive Compensation: Long Term Incentives").

(12) Less than 1%.

(13) Includes 305 shares of Common Stock held by Mr. Pollak's wife.

     Mr. Hanson did not timely file one Form 4, which related to one 1996 transaction in which he purchased 2,000 shares of Common Stock.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

THE USAA OPTION AND WARRANT

     On November 21, 1995, USAA Real Estate Company ("USAA") granted to the Company (i) an option to purchase a 291,564 square-foot industrial property located in Lakeland, Florida, and (ii) a right of first refusal with respect to five bulk warehouse facilities comprising approximately 1.1 million square feet located in West Chicago, Illinois.

     As consideration for that option and right of first refusal, the Company on February 23, 1996, issued to USAA a warrant to purchase shares of Common Stock (the "Option Warrant"). Pursuant to the agreement between the Company and USAA, (i) the exercise price for the shares purchasable under the Option Warrant is a per share amount that is 10% less than the exercise price for the warrants issued to the holders of shares of Trust VI common stock and Trust VII common stock in the merger of the Merged REITs into the Company (the "Merger Warrants"), and (ii) the number of shares of Common Stock for which the Option Warrant is exercisable is based on a formula under which the total discount from the exercise price of the Merger Warrants equals $300,000. Because the exercise price of the Merger Warrants is $16.23 per share, the Option Warrant has an exercise price of $14.60 per share and covers 184,900 shares of Common Stock. USAA has transferred the Option Warrant to a fund managed by Morgan Stanley Asset Management Inc. for an aggregate purchase price of $300,000.

     The Option Warrant was issued pursuant to an exemption from the registration requirements of the federal securities laws and, as a result, is subject to significant restrictions on transfer. Other than these restrictions and the discounted exercise price, the Option Warrant contains substantially the same provisions as the Merger Warrants. The Option Warrant is exercisable at any time and from time to time, in whole or in part, from May 23, 1997 to February 23, 1999.

     The Company ultimately decided not to exercise its option to purchase the Lakeland property, and that option and the right of first refusal expired in February 1997.

THE HUNT CONSULTING AGREEMENT

     Effective June 1, 1995, the Company and Hunt Realty Corporation ("HRC") entered into a Consulting Agreement under which HRC agreed to provide to the Company the services of Mr. Anderson, Mr. Keith, and an administrative assistant from June 1, 1995 through the closing of the Merger. The Merged REITs were also parties to that agreement. Under that agreement, the Company agreed to pay HRC its compensation costs with respect to the services of those three individuals based on the amount of those individuals' time dedicated to the operations of the Company on a monthly basis. The total amount incurred by the Company under this agreement was $276,334. The Company and the Merged REITs also agreed to indemnify HRC, any affiliates of HRC, and the three individuals against any losses, claims, damages, or expenses that arose out of or were related to the services provided under that agreement.

LOANS TO EXECUTIVE OFFICERS

     As part of the purchase price paid to the Company in the exercise of their Pre-Merger Options, Messrs. Anderson and Higgs on February 14, 1996, executed promissory notes in favor of the Company in the amounts of $200,000 and $90,000, respectively. These notes bore no interest and were completely repaid on February 23, 1996. See "Executive Compensation: Option Grants in Last Fiscal Year."

PURCHASE OF RESIDENTIAL PROPERTY

     On March 29, 1996, the Company paid a moving allowance of $41,667 to Mr. Anderson in order to defray the expenses of his move from Dallas, Texas, to San Francisco, California. Mr. Anderson and the Company subsequently agreed that (i) Mr. Anderson would repay that allowance to the Company, (ii) the Company would purchase from Mr. Anderson his former residence in Dallas, and
(iii) Mr. Anderson would indemnify the Company against any loss and expenses that it might incur in excess of $41,667 in the process of purchasing, owning, and ultimately selling that residence. Pursuant to that agreement,
(i) Mr. Anderson repaid the moving allowance, (ii) the Company purchased that residence for $295,000 in July 1996, (iii) the Company sold that residence for $263,900 in August 1996, incurring total losses and expenses of $60,287 with respect to its investment in that property, and (iv) Mr. Anderson reimbursed the Company in the amount of $18,620 (I.E., in the amount of the excess of $60,287 over $41,667). The out-of-pocket cost to the Company was thus identical to the amount of the moving allowance that it initially paid to, and that was subsequently repaid by, Mr. Anderson.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

GENERAL

     The Directors are elected annually and serve until the next annual meeting of stockholders and until their successors are elected and qualified.
 The Company's Bylaws provide that the number of Directors may, subject to the rights of the holders of the Series B Preferred Stock, be increased or decreased by a vote of a majority of the entire Board, so long as that number is not less than three nor more than fifteen. Effective as of the Annual Meeting, the number of positions on the board will be fixed at seven. The Board may in the future attempt to locate additional qualified candidates for the Board. If it locates such a person or persons, pursuant to the Company's Bylaws and subject to the rights of the holders of the Series B Preferred Stock, it could by a majority vote of the entire Board increase the number of Board positions by up to two positions and elect a new director or directors to fill the resulting vacancy or vacancies. Any director so elected would hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.

     The Company's Charter provides that a majority of the Directors shall be Independent Directors. The Board has nominated the seven individuals named below to serve as members of the Board. All those nominees except Mr. Anderson would qualify as Independent Directors.

     The Company's Bylaws provide a procedure for stockholder nomination of persons for election to the Board of Directors. Please see "Stockholder Proposals and Nominations".

     The nominees listed below currently are Directors whose present terms expire at the Annual Meeting. Each nominee has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote Proxies received by them in favor of the election of the nominees named below. However, if any nominee becomes unavailable for election for any reason, the Shares represented by those Proxies will be voted for any substitute nominee designated by the Directors. Assuming that a quorum is present, a plurality of all the votes cast at the Annual Meeting will be sufficient to elect a nominee as a Director. For purposes of the election of Directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED BELOW, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

NOMINEES

     The following table indicates each nominee's age, current position, and business experience during the past five years or more:

     ALLEN J. ANDERSON. Biographical information for Mr. Anderson is set forth above in "General Company Information: Executive Officers."

     C.E. CORNUTT, age 47, has since February 1997 established a partnership, Argent Property Company, Ltd., to develop and invest in industrial properties and industrial portfolio companies. Mr. Cornutt serves as President of Lasso Property Company, which has partnered with an affiliate of Hunt Realty Corporation to organize this new partnership. From 1993 until January 1997, he served as the President of Hunt Realty Corporation and its parent company, Hunt Capital Corporation. From 1984 until January 1997, he served as Chairman of Hunt Refining Company, an independent refining company that is a subsidiary of Hunt Capital Corporation. From 1983 to 1993, Mr. Cornutt served as the Chief Financial Officer of Hunt Oil Company, an independent oil company based in Dallas, Texas, with worldwide operations. From 1973 to 1983, Mr. Cornutt served as Executive Vice President of Woodbine Development Corporation, a private real estate company active in all phases of land development, construction, and management of hotels, office buildings and industrial properties. Mr. Cornutt graduated from Abilene Christian University in 1971 with a B.S. degree in Business Administration.

     T. PATRICK DUNCAN, age 47, joined USAA in November 1986 as Controller and, since July 1992, has served as Senior Vice President of its real estate operations. Mr. Duncan's responsibilities include the direction of all acquisitions, sales, management and leasing of real estate for USAA and certain affiliated companies. In addition, he is responsible for investment fund raising and advisory services in real estate. Before joining USAA, Mr. Duncan was an audit manager for the CPA firm of Deloitte & Touche and Controller of the Trammell Crow Company in Dallas, Texas. Mr. Duncan is a certified public accountant and holds a Texas real estate brokers license. He is a member of the Texas and Arizona State Boards of Accounting, the Texas and Arizona State Societies of Certified Public Accountants, the International Council of Shopping Centers, the Urban Land Institute, The National Association of Real Estate Investment Trusts, and the Pension Real Estate Association. Mr. Duncan serves as director of USAA Investment Income I and II, USAA Real Estate Partnership III and IV, and USAA Equities Advisor Inc. Mr. Duncan is also Vice Chairman of the Board of the Daughters of Charity, a community organization that provides health care to the poor. Mr. Duncan graduated from the University of Arizona in 1972 with a B.S. degree in Accounting and Finance.

     PETER O. HANSON, age 62, has been the President of James E. Hanson, Inc., an industrial real estate development, property management, and realty brokerage firm, since 1966. Since 1984, he has served as President of Property Investors Associates, Inc. (a subsidiary of James E. Hanson, Inc.), which is the general partner of five public real estate partnerships. He has been a director of seven privately-held corporations and the general partner of 11 privately-held real estate partnerships. He currently serves as a director of New American
Network.   Mr. Hanson is a
member of the Society of Industrial and Office Realtors and served as its National President in 1985. He is also a member of the New York Metropolitan Real Estate Brokers Association and in 1970 was its President. Until the merger of the Merged REITs into the Company on February 23, 1996 (the
"Merger"), he served as a director of Trusts VI and VII and of MPP, and was Chairman of Trust VI. Mr. Hanson currently serves as a trustee of Trust '83 and a director of Trust VIII. He holds a B.A. from Colgate University.

     JOHN S. MOODY, age 48, has since June 1995 been a director and the President and Chief Executive Officer of Cornerstone Properties, Inc., a REIT that became self-advised in June 1995. From April 1991 to June 1995, Mr. Moody was President and Chief Executive Officer of Deutsche Bank Realty Advisors, where he was responsible for a $2 billion real estate portfolio. Deutsche Bank Realty Advisors was a wholly-owned subsidiary of Deutsche Bank AG and acted as the real estate advisor to all Deutsche Bank-sponsored real estate in North America. Before joining Deutsche Bank, Mr. Moody was President and Chief Executive Officer of Paine Webber Properties, a real estate syndication, advisory, and asset management company for a $3 billion portfolio of apartments, office buildings, and shopping centers. Mr. Moody is an experienced real estate developer and previously practiced law, specializing in real estate matters. He is a graduate of Stanford University and received his J.D. from the University of Texas School of Law. His professional affiliations include the Association of Foreign Investors in U.S. Real Estate and the Urban Land Institute.

     KENNETH N. STENSBY, age 57, was President and Chief Executive Officer of United Properties, a large Minneapolis-based diversified real estate company, from 1974 until his retirement in January 1995. Before joining United Properties, Mr. Stensby was a Vice President at Northland Mortgage Company, where he represented institutional investors as a mortgage banker from 1967 to 1971. He also served as a mortgage analyst for Connecticut General Life Insurance Company from 1961 to 1967. Mr. Stensby is past President of the National Association of Industrial and Office Parks and was a director of First Asset Realty Advisors, a pension advisory subsidiary of First Bank of Minneapolis. Mr. Stensby graduated from Carleton College with a B.A. in economics in 1961.

     LEE W. WILSON, age 56, has been the President and owner of L.W. Wilson & Co., Inc., a registered specialist firm on the Pacific Stock Exchange, since 1975 and a specialist on the Pacific Stock Exchange since 1967. In 1977, he served as the Chairman of the Board of Governors of the Pacific Stock Exchange and in 1976 was Chairman of the Board of Directors of Pacific Securities Depository Trust Company. Before the Merger, Mr. Wilson served as a director of Trusts '84, IV, VI and VII and MPP and was Chairman of Trusts '84 and VII.

                                  PROPOSAL TWO
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Arthur Andersen LLP has provided independent public accounting services to the Company since its inception in 1995. The Board has recommended to the stockholders that they ratify the selection of Arthur Andersen LLP to examine the Company's financial statements for the year ending December 31, 1997. If the stockholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountant, or if circumstances arise that make the continuation of Arthur Andersen LLP as the Company's independent public accountant impossible or inappropriate for the year ending December 31, 1997, that selection will be reconsidered by the Audit Committee and the Board. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

     Assuming that a quorum is present, the affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for approval of the ratification of the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be counted in determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                                 PROPOSAL THREE
                    APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                    EMPLOYEE AND DIRECTOR INCENTIVE STOCK PLAN

BACKGROUND AND DESCRIPTION OF THE PROPOSAL

   The Board adopted the Stock Plan in May 1995 and amended it in November 1995 and January 1996. The Company's stockholders approved the Stock Plan in May 1995 and approved amendments in November 1995 and January 1996.

   In February 1997 the Board approved certain amendments to the Stock Plan to reflect recent changes to rules issued under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") (the so-called "short swing profit" rules). These amendments addressed the transferability of awards granted under the Stock Plan, the manner in which non-employee directors of the Company elect to receive certain of their compensation in Common Stock, and definitional changes to conform to the language of the revised rules. These amendments did not require the approval of the Company's stockholders. At that time, the Compensation Committee considered increasing the number of shares of Common Stock that may be issued under the Stock Plan.

     On March 24, 1997, the Compensation Committee recommended that the Stock Plan be amended to provide that the maximum number of shares of Common Stock that may be subject to outstanding awards at one time under the Stock Plan shall be an amount equal to (a) seven percent of the aggregate of (i) the total number of shares of Common Stock outstanding from time to time, plus (ii) the total number of securities convertible into or exchangeable or exercisable for shares of Common Stock outstanding from time to time (in each case other than any such securities issued under the Stock Plan or any other stock-based plan for employees or directors of the Company), minus (b) the total number of shares of Common Stock subject to outstanding awards on the date of calculation under the Stock Plan and any other stock-based plan for employees or directors of the Company. On March 27, 1997, the Board approved the proposed amendment to the Stock Plan and recommended that it be submitted to the stockholders of the Company for their approval. Under this amendment, the existing section 3 of the Stock Plan would be replaced by a proposed new section 3. The text of both the existing section 3 and the proposed new section 3 is attached to this Proxy Statement as Attachment A. At the Annual Meeting, the stockholders of the Company will be asked to approve the foregoing amendment to the Stock Plan as reflected Attachment A. The affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Stock Plan. The Stock Plan is summarized below.

SUMMARY OF THE STOCK PLAN

   The purpose of the Stock Plan is to enable the Company to attract, retain, and motivate key employees, directors, and, on occasion, consultants and advisors by providing them with equity participation in the Company. Accordingly, the Stock Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, unrestricted stock for non-employee directors, and stock appreciation rights to employees, directors, and certain consultants and advisors of the Company and its present and future subsidiaries. As of April 1, 1997, the Company and its subsidiaries had twenty-six employees and seven non-employee directors. The Stock Plan will terminate in May 2005 unless sooner terminated by the Board. As of April 8, 1997, the closing price of the Company's Common Stock on the New York Stock Exchange was $20.875.

   ADMINISTRATION OF THE PLAN. The Stock Plan is administered by the Board or a committee appointed by the board (the "Committee"). The Committee necessarily administers the Stock Plan with respect to eligible persons who are subject to Section 16(b) of the Exchange Act. The Committee must consist of not less than two members of the Board (all of whom must be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code")). The Board may administer the Stock Plan with respect to all other eligible persons or may delegate those duties to the Committee. References below to the "Administrator" are to the body that administers the plan (that is, the Board, the Committee or a combination of the two). The Board has delegated the administration of the Stock Plan to its Compensation Committee, which is composed of non-employee directors.

   SECURITIES SUBJECT TO THE PLAN. Currently, a maximum of 1,000,000 shares of Common Stock (subject to adjustment under certain circumstances) may be issued under the Stock Plan. As of April 1, 1997 the Company had granted 986,460 stock options to its employees and its non-employee directors. Upon approval of the proposed amendment to the Stock Plan as described above, the Company would be authorized to grant awards covering the issuance of up to 1,162,549 shares of Common Stock (an amount calculated on the basis of 13,597,214 shares of Common Stock, 2,272,727 shares of Series B Preferred Stock, and 737,900 warrants to purchase Common Stock outstanding as of April 1, 1997).

   EMPLOYEE OPTIONS.  The Company may grant incentive stock options (under
Section 422 of the Code) and non-statutory stock options under the Stock Plan. The option exercise price of both incentive stock options and non-statutory stock options may not be less than the fair market value of the shares of stock covered by the option on the date the option is granted. Options are transferable, subject to certain restrictions, only with the approval of the Committee and then only if such transfer is (i) pursuant to a qualified domestic relations order, (ii) to a trust established for the benefit of the participant or a member of his or her family, (iii) to a participant's "family" limited partnership, or (iv) otherwise in circumstances that the Committee believes will result in the award continuing to provide an incentive to the participant.

   The Administrator selects the employees (and any consultants or advisors) to whom options will be granted, the number of shares subject to each option, and the other terms and conditions of options, but in all cases consistent with the Stock Plan. Each option is evidenced by an Option Agreement. The Option Agreement specifies whether the option is intended to be an incentive stock option or non-statutory stock option. The Administrator may provide that options will be exercisable from time to time, in installments or otherwise, during such periods (up to 10 years from the date of the grant) as the Administrator may determine in its discretion. The exercise price of options will be payable in cash or, if the Administrator permits, by issuance of a full recourse promissory note by the option holder or the surrender of shares of Common Stock owned by the option holder.

   DIRECTOR OPTIONS AND STOCK. On March 24, 1996, the Company granted each of its Independent Directors (I.E., all directors except Mr. Anderson) a non-statutory stock option to purchase 5,000 shares of Common Stock. In addition, the Company automatically grants to each Independent Director quarterly a non-statutory option to purchase 1,667 shares of Common Stock. The exercise price of these options is the fair market value of the shares of Common Stock covered by the options on the date of grant. Each of these director options is fully exercisable beginning six months after the date of grant and generally will terminate (unless sooner terminated under the terms of the Stock Plan) ten years after the date of grant. If a Director ceases to be a member of the Board for any reason other than death or disability, these options will terminate on the first annual anniversary of the date the director ceases to be a member of the Board. If a Director dies or becomes disabled while a member of the Board, these options will terminate on the second annual anniversary of the date the Director dies or becomes disabled.

   The Company also pays each Independent Director an annual retainer in an amount set by the Board from time to time. The annual retainer for 1997 is $18,000. Under the Stock Plan, each Independent Director is entitled to elect to receive all or a portion of this annual retainer in the form of unrestricted shares of Common Stock. Independent Directors may instead elect to receive their entire annual retainer in cash.

   RESTRICTED STOCK. The Administrator may also grant awards of restricted shares of Common Stock to employees (and consultants and advisors). Each restricted stock award will specify the number of shares of Common Stock to be issued to the recipient, the date of issuance, any consideration for those shares, and the restrictions imposed on those shares (including the conditions of release or lapse of such restrictions). Shares of Common Stock subject to a restricted stock award generally may not be sold, assigned, transferred, or pledged until the restrictions have lapsed and the rights to the shares have vested.

   STOCK APPRECIATION RIGHTS. The Administrator may also grant awards of stock appreciation rights to employees (and consultants and advisors). A stock appreciation right entitles the holder to receive from the Company, in cash or (if the Administrator so permits) Common Stock, at the time of exercise, the excess of the fair market value at the date of exercise of a share of Common Stock over a specified price fixed by the Administrator in the award, multiplied by the number of shares as to which the holder of the right is exercising the right. The specified price fixed by the Administrator will not be less than the fair market value of shares of Common Stock at the date of grant of the stock appreciation right.

   TERMS AND CONDITIONS APPLICABLE TO ALL AWARDS.   If there is a stock
dividend, stock split, reverse stock split, or reclassification of Common Stock or if the outstanding shares of Common Stock are converted into or exchanged for other securities as a result of a merger, consolidation, or sale of substantially all of the Company's assets, appropriate adjustments will be made in: (i) the number and class of shares of stock subject to the Stock Plan, each outstanding award, and the entitlements of non-employee directors and (ii) the exercise price of each outstanding award. Each such adjustment will be determined by the Administrator in its sole discretion.

   In addition, new awards may be substituted for awards previously granted, or the Company's obligations respecting outstanding awards may be assumed by an employer corporation other than the Company, in connection with any merger, consolidation, or sale of substantial assets in which the Company is involved (other than a merger, consolidation, or sale in which the Company is the continuing corporation and which does not result in any reclassification of the Company's shares). Further, in the event of such a merger, consolidation, or sale, the Administrator may decide to pay cash to plan participants other than non-employee directors and other persons then subject to Section 16(b) who hold awards that have not been outstanding for at least six months.

   If a participant's employment with the Company is terminated, generally the participant will forfeit any award that has not vested on or before the date of termination. The Administrator will establish the effect of employment termination on vested awards when awards are granted.

   AMENDMENT AND TERMINATION. Subject to certain limitations, the Board may at any time amend the Stock Plan. It also may terminate the Stock Plan at any time, but termination will not affect options or other awards previously granted.

NEW PLAN BENEFITS TABLE

   The following table sets forth, to the extent determinable, the benefits or amounts that would have been granted in 1996 to the following persons if the Stock Plan, as proposed to be amended, had been effective during 1996:
(i) the Named Executive Officers; (ii) the current executive officers as a group; (iii) the current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group.


             Name and Principal Position                 Number of Securities Underlying Awards (1)
             ---------------------------                 ------------------------------------------
Allen J. Anderson
   Chairman of the Board, Chief Executive Officer                         280,000
Milton K. Reeder
   President and Chief Financial Officer                                  148,000
Dennis D. Higgs
   Senior Vice President                                                   99,000
Robert A. Dobbin
   General Counsel and Secretary                                           51,000
Timothy B. Keith
   Vice President - Portfolio Management                                   35,000
Executive Group  (nine persons)                                           635,500
Non-Executive Director Group (seven persons)                               58,338
Non-Executive Officer Employee Group                                       18,000


(1) Because Stock Plan awards (other than awards to non-employee directors) are discretionary, the effect of the proposed amendment on the benefits or amounts that will be received by or allocated to Stock Plan participants is not determinable. As a result, the entries in this column represent the actual grants of options under the Stock Plan during 1996.

FEDERAL INCOME TAX CONSEQUENCES

     Participants in the Stock Plan who receive an incentive stock option will not recognize income for federal income tax purposes as a result of the receipt or exercise of the incentive stock option. However, exercise of the incentive stock option will increase the optionee's alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price. The Company and its participating subsidiaries will not be entitled to a deduction with respect to the grant or exercise of an incentive stock option.

     Provided the shares are held as a capital asset, gain recognized on the disposition of Common Stock acquired by exercise of an incentive stock option ("Incentive Stock") will be treated as long-term capital gain if (i) the Incentive Stock has been held by the optionee more than two years after the date the incentive stock option was granted and more than one year after the date the incentive stock option was exercised (the "Statutory Holding Period") and (ii) certain other requirements of the Code are satisfied by the holder of the Incentive Stock. Gain recognized on disposition of Incentive Stock held by the optionee for less than the Statutory Holding Period (a

"Disqualifying Disposition") generally will be compensation income to the optionee to the extent of the excess of the fair market value of the Incentive Stock when received (or, if less, the amount realized on disposition of the Incentive Stock) over the applicable exercise price. However, if upon receipt the Incentive Stock is subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Code, then special rules apply concerning the date when the fair market value of the Incentive Stock is determined. Any gain recognized in excess of the amount taxed as compensation generally will be characterized as capital gain. If an optionee pays the exercise price of an incentive stock option solely with cash, the optionee's initial tax basis of the Incentive Stock received is equal to the amount of cash paid. An optionee who pays all or a portion of the exercise price of an incentive stock option with shares of Common Stock will be subject to detailed rules as provided in regulations concerning recognition of income or gain and the determination of basis in the shares received. In the event of a Disqualifying Disposition, the Company or one of its participating subsidiaries will be entitled to a corresponding deduction for federal income tax purposes equal to the amount of compensation income includible by the optionee (provided the optionee's total compensation for that year is otherwise deductible and the applicable withholding requirements are satisfied).

     The grant of a non-statutory stock option should neither result in recognition of taxable income by the optionee nor give rise to a deduction by the Company and its participating subsidiaries. However, an optionee who exercises a non-statutory stock option must generally, as of the exercise date, recognize as compensation the income equal to the excess of (if any) of the then fair market value of the Common Stock received over the exercise price of the option. If the Common Stock received upon exercise of a non-statutory stock option is subject to a substantial risk of forfeiture within the meaning of Section 83(c) of the Code, then, unless the optionee makes an election pursuant to Section 83(b) of the Code to be taxed currently on the excess of the fair market value of the shares over the price paid, the excess would not be includible as compensation income unless and until the substantial risk of forfeiture has lapsed. Any gain or loss on the subsequent sale or exchange of Common Stock received on exercise of a non-statutory stock option will be treated as capital gain or loss, provided the stock is held as a capital asset. If an optionee pays the exercise price of a non-statutory stock option solely with cash, the tax basis of the Common Stock received will equal the sum of the cash paid plus the amount of compensation income includible by the optionee resulting from the exercise. An optionee who pays all or a portion of the exercise price of a non-statutory stock option with shares of Common Stock is subject to detailed rules as provided in regulations concerning recognition of income or gain and the determination of basis in the shares received. The amount of compensation income includible in gross income by an optionee is deductible by the Company during the Company's taxable year in which the income is includible by the optionee (provided the optionee's total compensation for that year is otherwise deductible and the applicable withholding requirements are satisfied).

     A participant generally will not recognize taxable income upon the grant under the Stock Plan of either a stock appreciation right or other performance-based award. Upon the exercise of a stock appreciation right or the payment of other performance-based awards, the participant will recognize ordinary income in an amount equal to the cash and fair market value of other property received, including Common Stock. The value of the shares will be determined (i) on the date received, if the shares are substantially vested as of that date or (ii) the first date on which the shares become substantially vested. Delivery of shares of Common Stock previously owned by the participant to the Company (or its subsidiary) to satisfy any tax withholding obligations of the Company (or its subsidiary) will be a taxable event to the participant with respect to the surrendered shares. The Company and its participating subsidiaries will be entitled to a deduction in the amount and at the time that the participant recognizes ordinary income in connection with the exercise of stock appreciation right or the payment of a performance-based award, provided that the participant's compensation is otherwise deductible and the Company withholds the applicable federal income taxes (if required to do so). If the stock appreciation right or other performance-based award is paid, in whole or in part, in shares of Common Stock, the amount recognized by the participant as ordinary income with respect to those shares becomes the participant's basis in the shares of Common Stock for purposes of determining any gain or loss in the subsequent sale of those shares.

     A participant who receives a restricted stock award will recognize ordinary income equal to the fair market value of the restricted Common Stock received at the time the restrictions lapse, unless the participant makes an election under Section 83(b) of the Code to report the fair market value of the restricted Common Stock as ordinary income at the time of receipt. At the time the participant is required to include such ordinary income or gross income, the Company and its participating subsidiaries may deduct a corresponding amount, provided the participant's compensation is reasonable and the Company withholds the applicable federal income taxes (if required to do so). During the period in which a participant holds restricted Common Stock, before the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and the Company in the following manner: (i) if the participant makes an election under
Section 83(b) of the Code to recognize income at the time of receipt of the restricted Common Stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and the Company will not be entitled to deduction and will not be required to withhold income tax, and
(ii) if no election is made under Section 83(b) by the participant, the dividends will be taxed as compensation to the participant at the time the restrictions lapse and will be deductible by the Company and subject to any
required income tax withholding at that time.     In each case, the Company's
ability to deduct amounts with respect to any awards for U.S. federal income tax purposes will be subject to compliance with the conditions or limitations of Section 162(m) of the Code.

     Assuming that a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the proposed amendment to the Stock Plan. For purposes of the vote on that proposed amendment, (i) abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL, AND, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE SO VOTED.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS

     The Bylaws of the Company provide a procedure for stockholder proposals and stockholder nominations of persons for election to the Board of Directors. That procedure provides that any stockholder intending to present a proposal or nomination for election of one or more Directors at the Annual Meeting must deliver a written notice to the Company's Secretary at the Company's principal executive offices not less than sixty days nor more that ninety days before the first anniversary of the preceding year's annual meeting, provided that if the date of the annual meeting is advanced more than thirty days or delayed more than sixty days from that anniversary date, that notice must be so delivered not earlier than the ninetieth day before that meeting and not later than the close of business on the later of (i) the sixtieth day before that meeting or (ii) the tenth day following the day on which public announcement of that meeting's date is first made.

     Any such notice from a stockholder to the Company's Secretary must contain (i) the name and address of that stockholder as they appear on the Company's books (and, if the nomination or proposal in question is made on behalf of a beneficial owner of Shares, the name and address of that beneficial owner) and (ii) the number of shares of each class of the Company's stock held by that stockholder (and, if appropriate, that beneficial owner). If the stockholder's notice to the Company's Secretary proposes to nominate one or more individuals for election or re-election as Director, that notice must also include for each such individual all information relating to that person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including that individual's written consent to being named in the proxy statement as a nominee and to serve as a director if elected). If the stockholder's notice to the Secretary proposes to bring other business before the meeting, that notice must include a brief description of (i) that business, (ii) the reasons for conducting that business at the meeting, and (iii) any material interest in that business held by that stockholder (and by the beneficial owner, if any, on whose behalf the proposal is made). If a stockholder proposal or nomination is not made in accordance with the procedure set forth above, the Chairman of the Annual Meeting shall, if the facts warrant, (i) determine and declare at the Annual Meeting that the proposed business or nomination was not properly brought before the Annual Meeting in accordance with the procedures set forth in the Bylaws and (ii) direct that the business not be transacted or that the defective nomination be disregarded.

     Any stockholder desiring management to consider a proposal for inclusion in the Company's proxy statement relating to the annual meeting of stockholders to be held in 1998 must submit the proposal by certified mail, return receipt requested, to the attention of the Company's Secretary at the Company's principal executive office by December 15, 1997.

                                 MISCELLANEOUS

     This proxy statement and the accompanying Proxy are being solicited by the order of the Directors, and all costs related to this solicitation will be borne by the Company. Proxies may be solicited by mail, telephone, or telegram or in person. The Company will request banks, brokerage houses, and other institutions, nominees, or fiduciaries that hold Shares in their names to forward the solicitation materials to the beneficial owners thereof, and the Company will reimburse those persons for their reasonable expenses in so forwarding these materials. Directors, Company officers, and regular Company employees may, without additional compensation, solicit Proxies by telephone or telegram or in person.

     A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. IF YOU DESIRE A COPY OF THAT DOCUMENT, PLEASE SEND A WRITTEN REQUEST TO INVESTOR RELATIONS, MERIDIAN INDUSTRIAL TRUST, INC., 455 MARKET STREET, 17TH FLOOR, SAN FRANCISCO, CALIFORNIA 94105 (TELEPHONE:
415-281-3900).

                               1996 ANNUAL REPORT

     The Company's 1996 Annual Report, including audited financial statements for the period May 18, 1995, to December 31, 1995, and for calendar year 1996 are being forwarded to each stockholder of record as of March 17, 1997, together with this Proxy Statement.

                                 OTHER BUSINESS

     At this date, management knows of no other matters proposed to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting for stockholder action, the named proxies will vote the Shares represented by the Proxies in accordance with their best judgment.

BY ORDER OF THE DIRECTORS,


/s/  ROBERT A. DOBBIN
----------------------------------
Robert A. Dobbin, SECRETARY
San Francisco, California
April 14, 1997

ATTACHMENT A

     The proposed amendment to the Stock Plan would replace the existing section 3 with a new section 3. The text of both the existing section 3 and the proposed new section 3 are set forth below.

     Existing section 3 (which would be replaced by the proposed new section 3 if the Company's stockholders approve Proposal Three) reads as follows:

     3.   STOCK SUBJECT TO THIS PLAN

          The total number of shares of Stock that may be issued under Awards, all or any part of which may be issued to any eligible person, is 1,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan, regardless of their source, shall be counted against the 1,000,000-share limitation, including shares of Restricted Stock and shares represented by Stock Appreciation Rights. Any shares that are retained by the Company upon exercise or settlement of an Award in order to satisfy the exercise price in whole or in part, or to pay withholding taxes due with respect to such exercise or settlement, shall be treated as issued to the Participant and will thereafter not be available under the Plan. The number of shares reserved for issuance under this Plan is subject to adjustment in accordance with the provisions for adjustment in this Plan.

     The proposed new section 3 (which would replace the existing section 3 if the Company's stockholders approve Proposal Three) reads as follows:

     3.   SHARES OF STOCK SUBJECT TO THE PLAN

          3.1  MAXIMUM AMOUNT OF SHARES.  Subject to the provisions of
     Section 3.6 of the Plan, the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) seven percent of the aggregate of (i) the total number of shares of Stock outstanding from time to time, PLUS (ii) the total number of securities convertible into or exchangeable or exercisable for shares of Stock outstanding from time to time (in each case other than any such securities issued under this Plan and any other stock-based plan for employees or directors of the Company) MINUS (b) the total number of shares of Stock subject to outstanding Awards on the date of calculation under this Plan and any other stock-based plan for employees or directors of the Company.

          3.2 DETERMINATION OF AVAILABLE SHARES. In computing the total number of shares subject to outstanding Awards at one time under the Plan, the Committee shall count the number of shares of Stock subject to issuance upon exercise or settlement of outstanding Options or SARs and the number of shares of Stock subject to outstanding Restricted Stock Awards to the extent such shares are subject to restriction, determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), but shall not count the number of shares of Stock that have been issued upon prior exercise or settlement of Awards.

          3.3 RESTORATION OF UNUSED AND SURRENDERED SHARES. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

          3.4 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Administrator may determine from time to time at its sole option.

          3.5 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

          3.6  REDUCTION IN OUTSTANDING SHARES OF STOCK.  Nothing in this
     Section 3 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

                          SECOND AMENDED AND RESTATED
                        EMPLOYEE AND DIRECTOR INCENTIVE
                                 STOCK PLAN
                                     OF
                        MERIDIAN INDUSTRIAL TRUST, INC.

1.   PURPOSE OF THE PLAN AND DEFINITIONS

     1.1 PURPOSE. The purposes of this Second Amended and Restated Employee and Director Incentive Stock Plan (the "Plan") of Meridian Industrial Trust, Inc. (the "Company") are to:

          (a) furnish incentive to individuals chosen to receive stock-based awards because they are considered capable of responding by improving operations and increasing profits;

          (b) encourage selected employees to accept or continue employment with the Company, and

          (c) increase the interest of directors in the Company's welfare through their participation in the growth in value of the Company's common stock ("Stock").

To accomplish these purposes, this Plan provides a means whereby employees and directors may receive Awards. Options will be either NQOs subject to federal income taxation upon exercise or ISOs not subject to federal income taxation upon exercise.

     1.2 DEFINITIONS. For purposes of this Plan, the following terms have the following meanings:

          "ADMINISTRATOR" has the meaning given it in Section 4.1.

          "AFFILIATE" means a parent or subsidiary corporation, as defined in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

          "AWARD" means any award under this Plan, including any Option, Restricted Stock, Stock Appreciation Right or Director Stock.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant or other written document approved by the Administrator setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

          "COMMISSION" means the Securities and Exchange Commission and any successor agency.

          "COMMITTEE" has the meaning given it in Section 4.1.

          "COMPANY" has the meaning given it in Section 1.1.

          "DIRECTOR OPTION" has the meaning given it in Section 5.3.

          "DIRECTOR STOCK" means stock issued to an Eligible Director under
Section 9.

          "DISINTERESTED PERSON" means a person who is both a "non-employee director" under Rule 16b-3 and an "outside director" as defined in Section 162(m), unless the Board has determined that the Plan should not comply with Rule 16b-3 or Section 162 (m) or both.

          "EFFECTIVE DATE" has the meaning given it in Section 18.

          "ELIGIBLE DIRECTOR" has the meaning given it in Section 5.3.

          "EMPLOYEE" has the meaning ascribed to it for purposes of Section 3401(c) of the Code and the Treasury Regulations adopted under that Section. It includes an officer or a director who is also an employee.

          "EMPLOYMENT TERMINATION" means that a Participant has ceased, for any reason and with or without cause, to be an employee or director of, or a consultant to, the Company or any Affiliate of the Company. However, the term "Employment Termination" shall not include an Eligible Director ceasing to be a director.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "EXECUTIVE OFFICER" means an eligible person who, as of the earliest of the date an Award is vested, the date restrictions with respect to an Award lapse or the date a payment is made pursuant to an Award Agreement, is one of the "covered employees" defined in Treasury Regulations adopted under Section 162(m).

          "GRANT DATE" means the date on which an Award becomes effective.

          "INCENTIVE STOCK OPTION" or "ISO" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code or successor provision.

          "NON-QUALIFIED STOCK OPTION" or "NQO" means any Option that is not an Incentive Stock Option.

          "OPTION" means an option granted under Section 6.

          "OPTION AGREEMENT" means an Award Agreement evidencing an Option.

          "PARTICIPANT" means an eligible person granted an Award.

          "PLAN" means this plan.

          "RESTRICTED STOCK" means an Award of Stock subject to restrictions, as more fully described in Section 7.

          "RETAINER" has the meaning given it in Section 9.

          "RULE 16B-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.

          "SECTION 162(M)" means Section 162(m) of the Code and the Treasury Regulations adopted from time to time under that Section, or any successor law or regulations as they may be amended from time to time.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "STOCK" has the meaning given it in Section 1.1( c).

          "STOCK APPRECIATION RIGHT" means an Award granted under Section 8.

          "STOCKHOLDER APPROVED STANDARD" means any pre-established, objective performance goal qualifying under Section 162(m) and approved by the stockholders of the Company in accordance with Section 162(m), including (a) total stockholder return (stock price appreciation plus dividends), (b) net income, (c) earnings per share, (d) return on sales, (e) return on equity, (f) return on assets, (g) increase in the market price of Stock or other securities of the Company and (h) the performance of the Company in any of the items mentioned in clause (a) through (g) in comparison to the average performance of the companies used in a self-constructed peer group established before the beginning of the performance period.

          "SUBSIDIARY" means a subsidiary corporation of the Company, as defined in the applicable provisions (currently Section 424) of the Code at the time this definition is being applied.

          "TEN PERCENT STOCKHOLDER" means any person who, at the time this definition is being applied, owns, directly or indirectly (or is treated as owning by reason of attribution rules currently set forth in Code Section 424), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company.

2.   ELIGIBLE PERSONS

     Every person who, at or as of the Grant Date, is (a) a full-time employee of the Company or a Subsidiary of the Company, (b) a director of the Company or
(c) someone whom the Administrator designates as eligible for an Award (other than for Incentive Stock Options) because the person (i) performs bona fide consulting or advisory services for the Company or a Subsidiary of the Company (other than services in connection with the offer or sale of securities in a capital-raising transaction) and (ii) has a direct and significant effect on the financial development of the Company or a Subsidiary of the Company shall be eligible to receive Awards. Directors of the Company who are not full-time employees are only eligible to receive NQOs under Section 5.3 and Director Stock under Section 9. Notwithstanding the foregoing provisions of this Section 2, to ensure that the requirements of Section 4 are satisfied, the Board may from time to time specify individuals who shall not be eligible for the grant of Awards under any plan of the Company or its affiliates. Nevertheless, the Board may at any time determine that an individual who has been so excluded from eligibility shall become eligible for grants of Awards under any plans of the Company or its affiliates so long as that eligibility will not impair the Plan's satisfaction of the conditions of Rule 16b-3, unless the Board has determined that the Plan should not comply with Rule 16b-3.

3.   SHARES OF STOCK SUBJECT TO THE PLAN

     3.1 MAXIMUM AMOUNT OF SHARES. Subject to the provisions of Section 3.6 of the Plan, the aggregate number of shares of Stock that the Company may have subject to outstanding Awards at one time under the Plan shall be an amount equal to (a) seven percent of the aggregate of (i) the total number of shares of Stock outstanding from time to time, PLUS (ii) the total number of securities convertible into or exchangeable or exercisable for shares of Stock outstanding from time to time (in each case other than any such securities issued under this Plan and any other stock-based plan for employees or directors of the Company) MINUS (b) the total number of shares of Stock subject to outstanding Awards on the date of calculation under this Plan and any other stock-based plan for employees or directors of the Company.

     3.2 DETERMINATION OF AVAILABLE SHARES. In computing the total number of shares subject to outstanding Awards at one time under the Plan, the Committee shall count the number of shares of Stock subject to issuance upon exercise or settlement of outstanding Options or SARs and the number of shares of Stock subject to outstanding Restricted Stock Awards to the extent such shares are subject to restriction, determined in each case as of the Date of Grant of each Award (other than Awards designated to be paid only in cash), but shall not count the number of shares of Stock that have been issued upon prior exercise or settlement of Awards.

     3.3 RESTORATION OF UNUSED AND SURRENDERED SHARES. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock, or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of available shares and shall again be available for issue, transfer, or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, or other cessation of its subjection to an Award.

     3.4 DESCRIPTION OF SHARES. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Administrator may determine from time to time at its sole option.

     3.5 REGISTRATION AND LISTING OF SHARES. From time to time, the Board of Directors and appropriate officers of the Company shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.

     3.6 REDUCTION IN OUTSTANDING SHARES OF STOCK. Nothing in this Section 3 shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested or (b) impair the status of any shares of Stock previously issued pursuant to an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

4.   ADMINISTRATION

     4.1 ADMINISTRATOR. This Plan shall be administered by the Board or by a committee or sub-committee (the "Committee") appointed by the Board. The Committee shall administer the Plan with respect to all eligible persons who are subject to Section 16(b) of the Exchange Act, but the Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. The Board may administer the Plan with respect to all other eligible persons or may delegate all or part of that duty to the Committee or to any other person or persons. Unless the context otherwise requires, references in this Plan to the "Administrator" shall refer to the Committee or the Board or its delegee as administrator of the Plan for eligible persons who are not subject to Section 16(b). Unless the Board determines not to have Awards under the Plan comply with the requirements of Rule 16b-3 and Section 162(m), the Committee shall be constituted so that, as long as Stock is registered under
Section 12 of the Exchange Act: (a) each member of the Committee shall be a Disinterested Person who is a member of the Board and so that the Plan in all other applicable respects will qualify transactions related to the Plan for the exemptions from Section 16(b) provided by Rule 16b-3, to the extent exemptions may be available, and for the performance-based compensation exemption of
Section 162(m), and (b) no discretion regarding Awards to eligible persons shall be afforded to a person who is not a Disinterested Person if such discretion would cause such Award not to qualify for the performance-based compensation exemption of Section 162(m) or the exemptions provided by Rule 16b-3. The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board and, unless the majority of the Board determines otherwise, shall be no fewer than two persons. With the exception of grants or awards of the type specified in Sections 5.3 and
9.1 of this Plan, persons elected to serve on the Committee as Disinterested Persons shall not be eligible to receive Awards or equity securities under any plan of the Company or any of its affiliates while they are serving as members of the Committee and shall not have been granted or awarded equity securities under the Plan or any other plan of the Company or any of its affiliates during the year before their appointments to the Committee become effective.

     4.2 DURATION, REMOVAL, ETC. The members of the Committee shall serve at the pleasure of the Board, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from the Committee by giving at least three days' written notice to the Board. The Board, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board shall promptly fill any vacancy that causes the number of members of the Committee to be fewer than two or any other number that Rule 16b-3 or Section

162(m) may require from time to time (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Rule 16b-3 or
Section 162(m)).

     4.3 MEETINGS AND ACTIONS OF COMMITTEE. The Board shall designate which of the Committee members shall be the chair of the Committee. If the Board fails to designate a chair for the Committee, the members of the Committee shall elect one of the Committee members as chair, who shall act as chair until the director ceases to be a member of the Committee or until the Board elects a new chair. The Committee shall hold its meetings at those times and places as the chair of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee is present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with this Plan, the charter or bylaws of the Company, Rule 16b-3 (so long as it is applicable) or Section 162(m) (so long as it is applicable).

     4.4 ADMINISTRATOR'S POWERS. Subject to the express provisions of the Plan, Rule 16b-3 (so long as it is applicable) and Section 162(m) (so long as it is applicable), the Administrator shall have the authority, in its sole discretion: (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan; (b) to determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award;
(d) to determine the terms and provisions of each Award Agreement (which need not be identical) and any amendments thereof, including provisions defining or otherwise relating to (i) the period or periods and extent of exercisability of any Options or Stock Appreciation Rights, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of Employment Termination, death or disability on the Award and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate the time of exercisability of any option or Stock Appreciation Right; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the fair market value of Stock; (h) to waive any provision, condition or limitation set forth in an Award Agreement; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, PROVIDED, HOWEVER, that the Committee of Disinterested Persons may not delegate its duties with respect to making or exercising discretion with respect to Awards to eligible persons if such delegation would cause Awards not to qualify for the performance-based compensation exemption of Section 162(m) or the exemptions provided by Rule 16b-3 (unless the Board of Directors expressly determines not to have Awards under the Plan comply with Section 162(m) or Rule 16b-3) and (j) to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 (so long as it is applicable) and Section 162 (m) (so long as it is applicable), the Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award or in any Award
Agreement in the manner and to the extent it deems necessary or desirable to implement the Plan, and the Administrator shall be the sole and final judge of that necessity or desirability. The determinations of the Administrator on the matters referred to in this Section 4.4 shall be final and conclusive.
 Notwithstanding any provision in this Plan to the contrary, Awards will be made to Eligible Directors only under Sections 5.3 and 9 of this Plan. In addition, notwithstanding any provision of this Plan to the contrary, the Administrator shall not have the authority to vary or waive the terms of the Director Stock Option Agreement for Eligible Directors attached to this Plan as Exhibit A and may not in any manner exercise discretion under the Plan with respect to any Awards made to Eligible Directors.

     4.5 TERM OF PLAN. No Awards shall be granted under this Plan after ten years from the Effective Date of this Plan.

5.   GRANT OF OPTIONS

     5.1 WRITTEN AGREEMENT. Each Option shall be evidenced by an Option Agreement. The Option Agreement shall specify whether each Option it evidences is a NQO or an ISO.

     5.2 ANNUAL $100,000 LIMITATION ON ISOS. To the extent that the aggregate "fair market value" of Stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account ISOs granted under this Plan and any other plan of the Company or any Affiliate of the Company, the Options covering such additional shares becoming exercisable in that year shall cease to be ISOs and thereafter be NQOs. For this purpose, the "fair market value" of Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as ISOs to meet this $100,000 limit, the most recently granted options shall be reduced first.

     5.3 ANNUAL GRANTS TO DIRECTORS. On the 30th calendar day after Meridian Point Realty Trust IV Co., Meridian Point Realty Trust VI and Meridian Point Realty Trust VII Co. are merged into the Company, each person who is then a member of the Board and who is not then an employee of the Company shall automatically be granted a NQO to purchase 5,000 shares of Stock. On the first day of each calendar quarter beginning with the first day of the second full calendar quarter after that grant date, each person who is then a member of the Board and is not then an employee of the Company shall automatically be granted an NQO to purchase 1,667 shares of Stock. (Each member of the Board who is not an employee of the Company is referred to in this Plan as an "Eligible Director" and each option referred to in the previous two sentences is referred to as a "Director Option".) The exercise price of Director Options shall be the fair market value of the Stock subject to the Option on the date the Option is granted. Each Director Option shall be fully exercisable commencing six months after the date of grant and continuing, unless sooner terminated as provided in this Plan, for ten years after the date it is granted. If, for any reason other than death or permanent and total disability, an Eligible Director ceases to be a member of the Board, each Director Option held by that Eligible Director at the date of termination may be exercised in whole or in part at any time within one year after the date of such termination or until the expiration of the Director Option, whichever is earlier. If an Eligible Director dies or becomes permanently and totally disabled (within the meaning of Section 422(c)(6) of the Code) while a member of the Board (or within the period that the Director Options remain exercisable after the Eligible Director ceases to be a member of the Board), each Director Option then held by that Eligible Director may be exercised, in whole or in part, by the Eligible Director, by the Eligible Director's personal representative or by the person to whom the Eligible Director transferred the Director Option by will or the laws of descent and distribution, at any time within two years after the date of death or permanent and total disability of the Eligible Director or until the expiration date of the Director Option, whichever is earlier. Nothing in this Section 5.3 or in Section 6.1(c) shall have the effect of accelerating the exercisability of any Director Option. Each Director Option shall be evidenced by an Option Agreement in the form of Exhibit A to this Plan.

6.   CERTAIN TERMS AND CONDITIONS OF OPTIONS AND OTHER AWARDS

     Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2. Notwithstanding the foregoing, the Administrator may provide for different terms and conditions in any Award Agreement or amendment thereto as provided in Section 4.4.

     6.1 ALL AWARDS. All Options and other Awards shall be subject to the following terms and conditions:

          (a) CHANGES IN CAPITAL STRUCTURE. If the number of outstanding shares of Stock is increased by means of a stock dividend payable in shares of Stock, a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such dividend, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Sections 3, 5.3 and 9) and each outstanding Award shall be increased in proportion to such increase in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly decreased. If the number of outstanding shares of Stock is decreased by means of a stock split or other subdivision or by a reclassification of shares of Stock, then, from and after the record date for such split, subdivision or reclassification, the number and class of shares of stock subject to this Plan (including its Sections 3, 5.3 and 9) and each outstanding Award shall be decreased in proportion to such decrease in outstanding shares of Stock and the then-applicable exercise price of each outstanding Award shall be correspondingly increased.

          (b) CERTAIN CORPORATE TRANSACTIONS. This Section 6.1(b) addresses the impact of certain corporate transactions on outstanding Awards other than Awards granted to Eligible Directors (except to the extent provided in Section 6.1(c)) and other than transactions requiring adjustments in accordance with Section 6.1(a). In case of any reclassification or change of outstanding shares of Stock issuable upon exercise of an outstanding Award or in the case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is a continuing corporation and which does not result in any reclassification or change in the then-outstanding shares of Stock) or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such successor or purchasing entity, as the case may be, shall make lawful and adequate provision whereby the holder of each outstanding Award shall thereafter have the right, on exercise of such Award, to receive the kind and amount of securities, property and/or cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Award immediately before such reclassification, change, consolidation, merger, sale or conveyance. Such provision shall include adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.1(a). Notwithstanding the foregoing, if such a transaction occurs, in lieu of causing such rights to be substituted for outstanding Awards, the Administrator may, upon 20 days' prior written notice to Participants in its sole discretion: (i) shorten the period during which Awards are exercisable, provided they remain exercisable, to the extent otherwise exercisable, for at least 20 days after the date the notice is given or (ii) cancel an Award upon payment to the Participant in cash, with respect to each Award to the extent then exercisable, of an amount which, in the sole discretion of the Administrator, is determined to be equivalent to the amount, if any, by which the fair market value (at the effective time of the transaction) of the consideration that the Participant would have received if the Award had been exercised before the effective time exceeds the exercise price of the Award. The actions described in this
Section 6.1(b) may be taken without regard to any resulting tax consequences to the Participant. The fourth sentence of this Section 6.1(b) shall not apply to any Award held by a person then subject to Section 16(b) if such Award has not been outstanding for at least six months.

          (c) SPECIAL RULE FOR ELIGIBLE DIRECTORS. In the case of any of the transactions described in the second sentence of Section 6.1(b), that second sentence and the third sentence, but not the fourth sentence, of
Section 6.1(b) shall apply to any outstanding Options granted to Eligible Directors under Section 5.3.

          (d) GRANT DATE. Each Award Agreement shall specify the date as of which it shall be effective (the "Grant Date").

          (e) FAIR MARKET VALUE. For purposes of this Plan, the fair market value of Stock shall be determined as follows:

               (i) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for the Stock, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Stock is listed on more than one exchange, then on the largest such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal or similar publication.

               (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the Stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

               (iii) In the absence of an established market for the Stock, the fair market value shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or similar lines of business.

          (f) TIME OF EXERCISE; VESTING. Awards may, in the sole discretion of the Administrator, be exercisable or may vest, and restrictions may lapse, as the case may be, at such times and in such amounts as may be specified by the Administrator in the grant of the Award.

          (g) TRANSFERS OF AWARDS. The Committee may (in its sole discretion) permit a Participant to transfer an Award, or may cause the Company to grant an Award that otherwise would be granted to an eligible individual, in any of the following circumstances: (i) pursuant to a qualified domestic relations order, (ii) to a trust established for the benefit of the eligible individual or one or more of the children, grandchildren, or spouse of the Participant, (iii) to a limited partnership in which all the interests are held by the eligible individual and that person's children, grandchildren or spouse; or (iv) to another person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the eligible individual to remain in the service of the Company and apply their best efforts for the benefit of the Company. If the Committee determines to allow such transfers or issuances of Awards, any Participant or eligible individual desiring such transfers or issuances shall make application therefore in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the shares of Stock to be issued under the applicable Award.

          (h) NOTICE AND PAYMENT. To the extent it is exercisable, an Award shall be exercisable only by written or recorded electronic notice of exercise, in the manner specified by the Administrator from time to time, delivered to the Company or its designated agent during the term of the Award. The notice shall (i) state the number of shares of Stock with respect to which the Award is being exercised, (ii) be signed or otherwise given by the holder of the Award or by the person authorized to exercise the Award pursuant to Section 6.1(g) if the holder is dead, disabled or incompetent and
(iii) include such other information, instruments and documents as may be required to satisfy any other condition to exercise set forth in the Award Agreement. Except as provided below, payment in full, in cash, shall be made for all Stock purchased at the time notice of exercise of an Award is given to the Company. The proceeds of any payment shall constitute general funds of the Company. At the time an Award is granted or before it is exercised, the Administrator, in the exercise of its sole discretion, may authorize any one or more of the following additional methods of payment:

               (i) acceptance of the Participant's full recourse promissory note for some or all of the exercise price of the shares being acquired, payable on such terms and bearing such interest rate as determined by the Administrator, and secured in such manner, if at all, as the Administrator shall approve, including, without limitation, by a security interest in the Stock or other securities;

               (ii) delivery by the Participant of Stock of the Company already owned by the Participant for all or part of the exercise price of the shares being acquired, provided that the fair market value of such Stock is equal on the date of exercise to the exercise price of the shares being acquired, or such portion thereof as the Participant is authorized to pay and elects to pay by delivery of such Stock;

               (iii) surrender by the Participant, or withholding by the Company from the shares issuable upon exercise of the Award, of a number of shares subject to the Award being exercised with a fair market value equal to some or all of the exercise price of the shares being acquired, together with such documentation as the Administrator and the broker, if applicable, shall require or

               (iv) to the extent permitted by applicable law, payment may be made pursuant to arrangements with a brokerage firm under which that brokerage firm, on behalf of the Participant, shall pay to the Company the exercise price of the Award being exercised (either as a loan to the Participant or from the proceeds of the sale of Stock issued under that Award), and the Company shall promptly cause the shares being purchased under the Award to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Administrator may establish from time to time.

If the exercise price is satisfied in whole or in part by the delivery of shares of Stock pursuant to paragraph (ii) above, the Administrator may issue the Participant an additional Option, with terms identical to those set forth in the Option Agreement governing the exercised Option, except for the exercise price which shall be the fair market value used for such delivery and the number of shares subject to such additional Option shall be the number of shares so delivered.

          (i) TERMINATION OF EMPLOYMENT. Any Award or portion thereof which has not vested on or before the date of a Participant's Employment Termination shall expire on the date of Employment Termination. As to an Award or portion thereof that has vested by the time of Employment Termination, the Administrator shall establish, in respect of each Award when granted, the effect of an Employment Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the employee). Notwithstanding any other provision in this Plan or the Award Agreement, the Administrator may decide in its discretion at the time of any Employment Termination (or within a reasonable time thereafter) to extend the exercise period of an Award (but not beyond the period specified in Section 6.2(b) or 6.3(b), as applicable) and not decrease the number of shares covered by the Award with respect to which the Award is exercisable or vested. A transfer of a Participant from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence duly authorized by the Company, shall not be deemed an Employment Termination or a break in continuous employment unless the Administrator has provided otherwise.

          (j) OTHER PROVISIONS. Each Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan, as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code, unless the Administrator determines otherwise.

          (k) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an Award, the lapse of restrictions on an Award or a disqualifying disposition of Stock issued under an ISO (see Section 6.3(c)), the Participant shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of the Administrator's sole discretion, permit a Participant to pay some or all of such taxes by means of a recourse promissory note on such terms as the Administrator deems appropriate. If and to the extent authorized and approved by the Administrator in its sole discretion, a Participant may elect, by means of a form of election to be prescribed by the Administrator, to have shares which are acquired upon exercise of an Award withheld by the Company or tender other shares of Stock owned by the Participant to the Company at the time the amount of such taxes is determined, in order to pay the amount of such tax obligations, subject to such limitations as the Administrator determines are necessary or appropriate to comply with Rule 16b-3 in the case of Participants who are subject to Section 16(b). For example, the Administrator may require that the election be irrevocable and that it satisfy one of the following two conditions:

               (i) the election may not be made within six months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event that death or disability of the Participant occurs before the expiration of the six-month period) or

               (ii) the election must be made in any ten-day period beginning on the third business day after the date of release by the Company for publication of quarterly or annual summary statements of sales or earnings of the Company.

Any shares of Stock so withheld or tendered shall be valued by the Company as of the date they are withheld or tendered. If shares of Stock are tendered to satisfy such withholding tax obligation, the Administrator may issue the Participant an additional Option, with terms identical to those set forth in the Option Agreement governing the Option exercised, except that the exercise price shall be the fair market value used by the Company in accepting the tender of shares for such purpose and the number of shares subject to the additional Option shall be the number of shares tendered.

     6.2 TERMS AND CONDITIONS TO WHICH ONLY NQOS ARE SUBJECT. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price of an NQO shall be determined by the Administrator; provided, however, that the exercise price of an NQO shall not be less than 100 percent of the fair market value of the Stock subject to the Option on the Grant Date or, if required by applicable state securities laws in the case of an NQO granted to any Ten Percent Stockholder, not less than 110 percent of such fair market value.

          (b) OPTION TERM. Unless an earlier expiration date is specified by the Administrator at the Grant Date, each NQO shall expire ten years after the Grant Date or, if required by applicable state securities laws in the case of an NQO granted to a Ten Percent Stockholder, five years after the Grant Date.

     6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than 100 percent of the fair market value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to a Ten Percent Stockholder shall not be less than 110 percent of such fair market value.

          (b) OPTION TERM. Unless an earlier expiration date is specified by the Administrator at the Grant Date, each ISO shall expire ten years after the Grant Date; PROVIDED, HOWEVER, that an ISO granted to a Ten Percent Stockholder shall expire no later than five years after the Grant Date.

          (c) DISQUALIFYING DISPOSITIONS. If Stock acquired by exercise of an ISO is disposed of within two years after the Grant Date or within one year after the transfer of the Stock to the optionee, the holder of the Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition, shall provide such other information regarding the disposition as the Company may reasonably require and shall pay the Company any withholding and employment taxes which the Company in its sole discretion deems applicable to the disposition.

     6.4 SURRENDER OF OPTIONS. The Administrator, acting in its sole discretion, may include a provision in an Option Agreement allowing the optionee to surrender the Option covered by the agreement, in whole or in part in lieu of exercise in whole or in part, on any date that the fair market value of the Stock subject to the Option exceeds the exercise price and the Option is exercisable (to the extent being surrendered). The surrender shall be effected by the delivery of the Option Agreement, together with a signed statement which specifies the number of shares as to which the optionee is surrendering the Option, together with a request for such type of payment. Upon such surrender, the optionee shall receive (subject to any limitations imposed by Rule 16b-3) payment in cash or Stock, or a combination of the two, equal to (or equal in fair market value to) the excess of the fair market value of the shares covered by the portion of the Option being surrendered on the date of surrender over the exercise price for such shares. The Administrator, acting in its sole discretion, shall determine the form of payment, taking into account such factors as it deems appropriate. To the extent necessary to satisfy Rule 16b-3, the Administrator may terminate an optionee's rights to receive payments in cash for fractional shares. Any Option Agreement providing for such surrender privilege shall also incorporate such additional restrictions on the exercise or surrender of Options as may be necessary to satisfy the conditions of Rule 16b-3.

7.   RESTRICTED STOCK

     Shares of Restricted Stock shall be subject to the following terms and conditions:

     7.1 GRANT. The Administrator may grant one or more Awards of Restricted Stock to any Participant other than Eligible Directors. Each Restricted Stock Award shall specify the number of shares of Stock to be issued to the Participant, the date of issuance, the consideration for such shares (not less than the minimum consideration required under applicable state law) and the restrictions imposed on the shares including the conditions of release or lapse of such restrictions. Unless the Administrator provides otherwise, such restrictions shall not lapse earlier than the later of (i) six months after the date of the Award or (ii) the satisfaction of a specified Stockholder Approved Standard. Pending the lapse of restrictions, stock certificates evidencing shares of Restricted Stock shall bear a legend referring to the restrictions and shall be held by the Company. Upon issuance of Restricted Stock Awards, the Participant may be required to furnish such additional documentation or other assurances as the Administrator may require to enforce the restrictions.

     7.2 RESTRICTIONS. Except as specifically provided elsewhere in this Plan or the Restricted Stock Award, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed and the rights to the shares have vested. The Administrator may in its discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Administrator may determine.

     7.3 DIVIDENDS. Unless otherwise determined by the Administrator, cash dividends with respect to shares of Restricted Stock shall be paid to the recipient of the Restricted Stock Award on the normal dividend payment dates, and dividends payable in Stock shall be paid in the form of Restricted Stock having the same terms as the Restricted Stock upon which such dividend is paid. The Award Agreement shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any cash dividends paid with respect to any shares of Restricted Stock which are subsequently forfeited.

     7.4 FORFEITURE OF RESTRICTED SHARES. Except to the extent otherwise provided in the Award Agreement, when a Participant's Employment Termination occurs, the Participant shall forfeit all shares still subject to restriction.

8.   STOCK APPRECIATION RIGHTS

     The Administrator may grant Stock Appreciation Rights to eligible persons other than Eligible Directors. A Stock Appreciation Right shall entitle its holder to receive from the Company, at the time of exercise of the right, an amount in cash equal to (or, at the Administrator's discretion, shares of Stock equal in fair market value to) the excess of the fair market value (at the date of exercise) of a share of Stock over a specified price fixed by the Administrator in the governing Award Agreement multiplied by the number of shares as to which the holder is exercising the Stock Appreciation Right. The specified price fixed by the Administrator shall not be less than the fair market value of the Stock at the date of grant of the Stock Appreciation Right. Stock Appreciation Rights may be granted in tandem with any previously or contemporaneously granted Option or independent of any Option. The specified price of a tandem Stock Appreciation Right shall be the exercise price of the related Option. Any Stock Appreciation Rights granted in connection with an ISO shall contain such terms as may be required to comply with Section 422 of the Code.

9.   DIRECTOR STOCK

     9.1 ELECTION. The Company intends to pay each Eligible Director an annual retainer in the amount set from time to time by the Board (the "Retainer"). Each Eligible Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Eligible Director shall be given the opportunity, during the month the Eligible Director first becomes an Eligible Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Eligible Director first becomes an Eligible Director) and for the following quarter (in the case of any subsequent election). If the Eligible Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If an Eligible Director makes no election during his or her first opportunity to make an election, the Eligible Director shall be assumed to have elected to receive his or her entire Retainer in cash. If an Eligible Director makes no election during any succeeding election month, the Eligible Director shall be assumed to have remade the election then currently in effect for that Eligible Director. An election by an Eligible Director to receive a portion of his or her retainer in Director Stock shall either (a) be approved by (i) the Committee or (ii) the Board of Directors or (b) provide that Director Stock received by the Eligible Director pursuant to such election shall be held by the Eligible Director for a period of six months.

     9.2 ISSUANCE. The Company shall make the first issuance of shares of Director Stock on the first trading day of the first full calendar quarter after the effective time of the merger referred to in Section 5.3. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all persons who are Eligible Directors on that trading day except any Eligible Director whose Retainer is to be paid entirely in cash. The number of shares of Stock issuable to those Eligible Directors on the relevant trading date indicated above shall equal:

                                (% x R/4) / P

WHERE:

     %    =    the percentage of the Eligible Director's Retainer that the
     Eligible Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal

     R    =    the Eligible Director's Retainer for the year during which the issuance occurs

     P    =    the closing price, as quoted on the principal exchange on which
     Stock is traded, on the date of issuance.

Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

10.  SECURITIES LAWS

     Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of the Securities Act, any other law or the rules of any applicable securities exchange or securities association then in effect. As a condition to the grant or exercise of any Award, the Company may require the Participant (or, in the event of the Participant's death, the Participant's legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant's (or such other person's) intentions with regard to the retention or disposition of the Stock covered by the Award and written covenants as to the manner of disposal of such Stock as may be necessary or useful to ensure that the grant, exercise or disposition will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Stock under the Securities Act or register or qualify any Stock under any state or other securities laws.

11.  EMPLOYMENT OR OTHER RELATIONSHIP

     Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company or of any of its Affiliates to terminate any Participant's employment or status as a consultant or director at any time, nor confer upon any Participant any right to continue in the employ of, or as a director or consultant of, the Company or any of its Affiliates.

12.  AMENDMENT, SUSPENSION AND TERMINATION OF PLAN

     The Board may at any time amend, suspend or discontinue this Plan without stockholder approval, except as required by applicable law; PROVIDED, HOWEVER, that no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any Award previously granted, without the Participant's consent, except to conform this Plan and Awards granted to the requirements of federal or other tax laws including ERISA, or to the requirements of Rule 16b-3. The provisions of the Plan relating to Awards for Eligible Directors may not be amended more than once each six months. The Board may choose to require that the Company's stockholders approve any amendment to this Plan in order to satisfy the requirements of Section 422 of the Code, Rule 16b-3, Section 162(m) for any other reason.

13.  LIABILITY AND INDEMNIFICATION OF ADMINISTRATOR

     No person constituting, or member of the group constituting, the Administrator shall be liable for any act or omission on such person's part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member's gross negligence or willful misconduct. The Company shall indemnify each present and future person constituting, or member of the group constituting, the Administrator against, and each person or member of the group constituting the Administrator shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.

14.  GRANTS TO PERSONS EXPECTED TO BECOME EMPLOYEES OR DIRECTORS

     The Administrator may grant Awards to persons who are expected to become employees, directors (other than Eligible Directors) or consultants of the Company. The grant shall be deemed to have been made upon the date the grantee becomes an employee, director or consultant of the Company without further action or approval by the Administrator.

15.  CERTAIN DIRECTORS AND OFFICERS

     All Awards Agreements for Participants who are subject to Section 16(b) shall be deemed to include such additional limitations, terms and provisions as Rule 16b-3 then requires unless the Committee determines that any such Award should not comply with the requirements of Rule 16b-3. Unless the Committee determines that an Award to an eligible person is not intended to qualify for the exemption for performance-based compensation under Section 162(m) or unless (and then only to the extent) the requirements of Section 162 (m) change: (a) an Award of a Stock Option shall have an exercise price (and an Award of a Stock Appreciation Right shall have a specified price fixed by the Administrator) at least equal to the fair market value of a share of Stock on the Grant Date of the Award, (b) the period over which the performance objectives of the Award must be satisfied shall not be shorter than six months, (c) the performance objectives applicable to the Award shall be based on one or more of the Stockholder Approved Standards and (d) the Award shall be subject to any additional requirements of Section 162(m).

16.  SECURITIES LAW LEGENDS

     Certificates for shares of Stock, when issued, may have the following legend and statements of other applicable restrictions endorsed thereon:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE SOLE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

This legend shall not be required for any shares of Stock issued pursuant to an effective registration statement under the Securities Act.

17.  SEVERABILITY

     If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining provisions of this Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to Section 16(b)),
Section 422 of the Code (with respect to ISOs) or Section 162(m) (with respect to the exception for performance-based compensation), those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with those requirements. With respect to ISOs, if this Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into this Plan with the same force and effect as if it had been expressly set out in this Plan; provided, further, that, to the extent any Option that is intended to qualify as an ISO cannot so qualify, that Option (to that extent) shall be deemed a NQO for all purposes of the Plan.

18.  EFFECTIVE DATE AND PROCEDURAL HISTORY

     This Plan was originally approved by the Company's Board on May 30, 1995. It was approved in that form by the holders of the Company's voting stock on May 31, 1995 (the "Effective Date"). It was amended by the Board on
December 15, 1995. It was amended again by the Board on January 26, 1996. On January 26, 1996, the Plan, as amended by the Board on December 15, 1995 and January 26, 1996, was approved by the holders of the Company's voting stock. On January __ 1997, the Board approved certain additional ammendments to the Plan which were effective immediately. On March 27, 1997, the Board approved an amendment to the Plan to increase the number of shares of Stock subject to issuance under the Plan and recommended that that amendment be submitted to the stockholders of the Company for their approval; on May 16, 1996, the Company's stockholders approved that amendment.

P                     MERIDIAN INDUSTRIAL TRUST, INC.
R                                  PROXY
O                   SOLICITED ON BEHALF OF THE BOARD OF
X               DIRECTORS OF MERIDIAN INDUSTRIAL TRUST, INC.
Y                FOR THE MAY 16, 1997, ANNUAL MEETING OF
        STOCKHOLDERS AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned stockholder of Meridian Industrial Trust, Inc., a Maryland Corporation ("Meridian"), hereby (a) acknowledges receipt of the Notice to Stockholders of the Annual Meeting of Stockholders of Meridian to be held on May 16, 1997, and of the accompanying Proxy Statement; (b) appoints Allen J. Anderson and Milton K. Reeder, as Proxies for the undersigned, or any of them, each with full power of substitution; (c) authorizes the Proxies to represent the undersigned at the meeting and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast as the holder of those shares of Meridian Common Stock or Meridian Series B Preferred Stock held of record by the undersigned at the close of business on March 17, 1997, at the meeting and at any adjournment or postponement thereof; and (d) revokes any proxies previously given.

                                                                SEE REVERSE
                                                                  SIDE

                            FOLD AND DETACH HERE

/X/  Please mark your
     votes as in this
     example.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
-------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE MOMINEES LISTED AND FOR PROPOSALS 2 AND 3.
-------------------------------------------------------------------------------

                           FOR                     WITHHELD AS TO ALL

Election of
seven Directors.          /  /                           /  /

FOR, Except vote for the following nominee(s) is withheld:

----------------------------------------------------------

Nominees for Director:
  Allen J. Anderson         John S. Moody
  C.E. Cornutt              Kenneth N. Stensby
  T. Patrick Duncan         Lee W. Wilson
  Peter O. Hanson

                                                      FOR     AGAINST    ABSTAIN

2. A proposal to ratify the selection of Arthur
   Anderson LLP as Meridian's independent auditors
   for fiscal year ending December 31, 1997.         /  /      /  /       /  /
3. A proposal to amend the Company's incentive
   stock plan to increase the authorized number
   of shares that may be issued thereunder.         /  /      /  /       /  /
4. In their discretion, the Proxies are
   authorized to vote on such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign and date this proxy and return it as promptly as possible in the envelope provided. Joint owners should each sign. Signature(s) should correspond exactly with the name(s) printed on this proxy. Attorneys, executors, administrators, guardians, and officers signing in a representative capacity should give full title.



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Signature(s)                            Date



                             FOLD AND DETACH HERE